PURCHASE AND SALE AGREEMENT


         THIS AGREEMENT, made and entered into this 28th day of June, 2002 by and between AMERICAN RESOURCES OFFSHORE, INC., whose address is 801 Travis Street, Suite 2100, Houston, TX 77002 ("Seller"), and NEWFIELD EXPLORATION COMPANY ("Buyer"), whose address is 363 N. Sam Houston Parkway East, Suite 2020, Houston, Texas, 77060.

                                    ARTICLE 1
                                    ---------

                                PURCHASE AND SALE

         1.01 Purchase and Sale. Subject to the terms of this Agreement, Seller agrees to sell the hereinafter described Interests to Buyer and Buyer agrees to purchase the Interests from Seller.

         1.02 Interests. The following items comprise the Interests:

                  (a) the interest in the oil and gas leases and lands described in Exhibit A hereof and in the wells located in and on such oil and gas leases including, without limitation, operating rights and record title, working, leasehold, mineral, royalty, overriding royalty, net revenue, net profits or reversionary interests and any other interests of a similar nature expressed, as a percentage, on Exhibit A ("Leases");

                  (b) all of Seller's right, title and interest in all wells, equipment, fixtures, platforms, personal property and improvements (including, without limitation, materials, plants, pipelines, gathering and processing systems and salt water disposal systems) which are located on, appurtenant to or used in connection with the Leases now, as of the Effective Time or as of the Closing Date ("Equipment");

                  (c) all of Seller's right, title and interests in all contracts, escrowed funds for the abandonment of Interests, agreements, instruments, payout balances, commitments, licenses, permits, easements, rights-of-way and other rights of Seller relating to the items described in this Section 1.02, together with all of Seller's rights, claims and causes of action under such items arising after the Effective Time ("Contracts");

                  (d) all of Seller's right, title and interest in oil, gas, condensate, related hydrocarbons and other minerals produced from the Leases after the Effective Time ("Substances");

                  (e) all accounts including Seller's share of any gas imbalance, makeup obligations, abandonment escrow account, instruments, general intangibles, liens and security interests arising from the sale or other disposition of the items described in this Section 1.02 on or after the Effective Time ("Accounts").


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

                  (f) all of Seller's information relating to the Interests, reservoir, land, operation and production files and other data including geological, engineering and proprietary geophysical data (both "2-D" and "3-D"), maps, logs, core analysis, formation tests, production records and legal, title, accounting and contract files. ("Technical Files")

         1.03 Effective Time. The purchase and sale of the Interests shall be effective for all purposes on July 1, 2002, at 7:00 a.m., Central Standard Time ("Effective Time").

                                    ARTICLE 2
                                    ---------

                                 PURCHASE PRICE

         2.01 Purchase Price. The purchase price for the Interests is U.S. TWO MILLION, THREE HUNDRED THOUSAND DOLLARS ($2,300,000.00) (the "Purchase Price").

         2.02 Deposit. Intentionally omitted.

         2.03 Adjustments to Purchase Price. The Purchase Price shall be adjusted as provided in this Section 2.03 and the resulting amount shall be referred to as the "Adjusted Purchase Price". Not less than five (5) days prior to the Closing Date, Seller shall deliver to Buyer a Preliminary Closing Statement, substantially in the form attached hereto as Schedule 2.03, setting forth adjustments to the Purchase Price using the best information then available and prepared in accordance with customary accounting principles used in the oil and gas industry.

                  (a) The Purchase Price shall be increased by the following:

                           (1) an amount equal to the  quantity of  merchantable
                  oil produced from the Leases and in storage at the Effective Time, and not sold or disposed of prior to Closing, multiplied by the market price for such oil at the Effective Time, net of all taxes and gravity adjustments and transportation expenses necessary to market such production.

                           (2) the amount of the operating and capital expenditures together with any lease operating expenses charged under applicable operating agreements and general and administrative costs charged as overhead charges under applicable operating agreements, that are (i) attributable to the Interests during the period between the Effective Time and Closing, (ii) incurred and paid by Seller, including without limitation capital expenditures approved in accordance with
                  Section 4.01 or otherwise made in compliance with this Agreement.


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

                           (3) taxes  paid by Seller  for  assessments  based on
                  ownership of the Interests after the Effective Time, the production of hydrocarbons therefrom, or the receipt of proceeds attributable thereto (excluding income taxes) after the Effective Time.

                           (4) an amount equal to all prepaid expenses attributable to the Interests paid by Seller and attributable to the period from and after the Effective Time, including without limitation prepaid insurance and prepaid ad valorem, property, production and other taxes accruing to the benefit of Buyer subsequent to the Effective Time.

                  (b) The Purchase Price shall be decreased by the following:

                           (1) the Deposit;

                           (2) the amount of net proceeds or other value received by Seller for the sale or disposition of Substances, as defined herein, including net proceeds from the sale of liquids and other constituents removed in gas plants or other processing facilities for production occurring after the Effective Time;

                           (3) the amount of proceeds or other value received by
                  Seller for the sale or disposition after the Effective Time of any portion of the Interests;

                           (4) an amount equal to the value of all uncured Title
                  Defects as determined under Section 5.08; and

                           (5) the  amount of all unpaid  taxes and  assessments
                  based on the ownership of property, the production of hydrocarbons or the receipt of proceeds, excluding income taxes, accruing to the Interests prior to the Effective Time and for the payment of which Buyer assumes liability subsequent to Closing. If possible, this adjustment shall be computed using the tax rate and values for the tax period in question. If this is not possible, the adjustment shall be based on the taxes assessed for the immediately preceding tax period. If taxes assessed for the preceding tax period are determined to be more or less than the actual taxes, the difference shall be a Post-Closing Adjustment or Subsequent Adjustment under Sections 9.01 and 9.02.

         2.04 Payment of Adjusted Purchase Price. At Closing, Buyer shall pay Seller an amount equal to the Adjusted Purchase Price in immediately available funds.

         2.05 Allocation of Purchase Price/Tangibles-Intangibles. The Purchase Price shall be allocated among tangibles and intangibles comprising the Interests as follows: Ninety (90%) of the Purchase Price shall be attributed to the Leases and associated Contracts and Ten Percent (10%) of the Purchase Price shall be attributed to Equipment and other personal property. Buyer and Seller agree to be bound by the allocation of the Purchase Price among tangibles and intangibles set forth herein for all purposes; to consistently report such allocations for all federal, state and local income tax purposes; and to timely file all reports required by the Internal Revenue Code of 1986, as amended, concerning the Purchase Price allocation.

                                    ARTICLE 3
                                    ---------

                         REPRESENTATIONS AND DISCLAIMERS

         3.01 Seller's Representations. Seller represents to Buyer that:

                  (a) Seller is a corporation organized, existing and in good standing under the laws of the State of Delaware and is qualified to do business in, and is in good standing under the laws of the States of Louisiana and Texas. Seller is qualified under applicable law and regulation to own the Interests. With respect to all persons claiming by through or under Seller but not otherwise, Seller has, and will convey to Buyer, Defensible Title (as defined in Section 5.06 below) to the Interests. Seller warrants and agrees to defend title to the Interests against the lawful claims of all persons claiming by, through or under Seller, but not otherwise.

                  (b) Seller has the authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement.

                  (c) The execution and delivery of this Agreement have been authorized by all necessary action, corporate and otherwise, on the part of Seller. Execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate or be in conflict with any agreement, instrument, judgment, order, decree, law or regulation by which Seller is bound.

                  (d) Subject to laws and equitable principles affecting the rights of creditors, this Agreement is a binding obligation of Seller enforceable according to its terms.

                  (e) Except as set forth on Schedule 3.01(e), no suit, claim, demand or investigation, of which Seller has received notice, is pending or, to the best of Seller's knowledge, threatened that might result in impairment or loss or diminution of Seller's title to the Interests or otherwise adversely affect the Interests in any material respect. There are no bankruptcy or reorganization proceedings pending or threatened against Seller. As used in this Section 3.01, the expression "best of Seller's knowledge" means actual knowledge acquired by the management of Seller in the ordinary course and operation of Seller's business without special or particular investigation or review of Seller's business affairs in connection with the transaction contemplated herein or otherwise.

                  (f) Contracts which burden or will burden or encumber or are otherwise material to the ownership, use or operation of the Interests are described on Exhibit A hereof, were entered into in the ordinary course of business and, if executed by Seller, were duly executed and delivered by Seller and are in force according to their terms. Neither Seller, nor any other party to Seller's knowledge, is in breach of any obligation which might adversely affect the Interests in any material respect.


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

                  (g) This section is intentionally omitted.

                  (h) This section is intentionally omitted.

                  (i) This section is intentionally omitted.

                  (j) To the best of Seller's knowledge taxes based on or measured by the ownership of property, the production or removal of hydrocarbons and the receipt of proceeds which are due and relating to the Interests have been properly paid, subject to possible adjustment for volume or price corrections.

                  (k) Seller is timely receiving its share of proceeds from the sale of hydrocarbons produced from the Leases without suspense, counterclaim or set-off. To the best of Seller's knowledge, there has been no production of hydrocarbons from the Leases in excess of the allowable production established pursuant to applicable state or federal law or regulation that would result in a restriction on production from the Leases subsequent to the Effective Time.

                  (l) This section is intentionally omitted.

                  (m) Seller has incurred no liability for brokers' or finders' fees related to the transactions contemplated by this Agreement for which Buyer shall be liable.

                  (n) To the best of Seller's knowledge, there are no outstanding authorities for expenditures or any oral or written commitments or proposals to conduct operations on the Leases which are required to be approved by non-operators under the terms of the applicable joint operating agreement.

                  (o) Except as set forth on Schedule 3.01(o), as of the Effective Time, no portion of the Interests is over produced, under produced or otherwise subject to an imbalance in respect of substances produced from the Leases.

         3.02 Buyer's Representations. Buyer represents to Seller as follows:

                  (a) Buyer is a corporation organized, existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing under the laws of the States of Texas and Louisiana. Buyer is qualified under applicable law and regulation to own the Interests and, in particular, Buyer is qualified to do business in each of the States and on the Continental Shelf, Gulf of Mexico, in which the Interests are located to the extent the laws of such place require Buyer to so qualify.

                  (b) Buyer has the authority to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement.


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

                  (c) The execution and delivery of this Agreement has been authorized by all necessary action, corporate and otherwise, on the part of Buyer. Execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate or be in conflict with any agreement, instrument, judgment, order, decree, law or regulation by which Buyer is bound.

                  (d) Subject to laws and equitable principles affecting the rights of creditors, this Agreement is a binding obligation of Buyer enforceable according to its terms. There are no bankruptcy nor reorganization proceedings pending or, to Buyer's knowledge, threatened against Buyer.

                  (e) Buyer has incurred no liability for brokers' or finders' fees related to the transactions contemplated by this Agreement for which Seller shall be liable.

                  (f) There are no pending suits, actions or other proceedings in which Buyer is a party (or, to Buyer's knowledge, which have been threatened to be instituted against Buyer) which affect the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  (g) Buyer is a knowledgeable purchaser, owner and operator of oil and gas properties, has the ability to evaluate the Interests for purchase, and is acquiring the Interests for its own account and not with the intent to make a distribution in violation of the Securities Act of 1933 as amended.


                                    ARTICLE 4
                                    ---------

                                    COVENANTS

         4.01 Seller's Covenants. Seller covenants and agrees with Buyer as follows:


                  (a) Following execution of this Agreement and until Closing, Seller shall (i) continue to operate the Interests or cause the Interests to be operated, in a good and workmanlike manner; (ii) maintain insurance now in force with respect to the Interests; (iii) notify Buyer of any suit, claim or demand within Seller's knowledge which might adversely affect the Interests; (iv) pay or cause to be paid all costs, taxes and expenses which Seller is obligated to pay in connection with the Interests as they become due; (v) pay or cause to be paid all rentals and other payments necessary to maintain the Leases in force according to their terms and comply with all express and implied covenants contained in the Leases or Contracts; (vi) exercise due diligence in safeguarding the Interests and maintaining the confidentiality of all data and other confidential or proprietary materials relating to the Interests; (vii) promptly notify Buyer of all significant operations which are proposed with respect to the Interests; and (viii) use efforts, consistent with the standards expected of a reasonably prudent operator but without any obligation to


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

         pay money to obtain any consents, waivers (including waiver of preferential purchase rights) and approvals required of third parties or governmental authorities in connection with consummation of the transactions contemplated by this Agreement. Buyer acknowledges that Seller owns undivided interests in the Leases and that acts or omissions of other owners of undivided interests in the Leases shall not be a breach of any covenant in this Agreement. Seller shall not be obligated to perform any act which would be in breach of a provision in, or its duties under, a Lease, Contract or applicable law, rule or regulation.

                  (b) Following execution of this Agreement, Seller shall not, without Buyer's consent; (i) abandon any well capable of commercial production; (ii) release all or a portion of a Lease; (iii) commence or consent to an operation estimated to cost an amount in excess of the amount an operator is entitled to expend without non-operator approval under the applicable operating agreement(s) (excluding emergency operations and operations undertaken to avoid a penalty or forfeiture provision of any applicable agreement or order); (iv) create a lien, security Interest or other encumbrance on the Interests; (v) sell or dispose of the Interests (except in connection with preferential rights to purchase) other than Interests sold, consumed or produced in the ordinary course of business; (vi) amend a Lease or amend a Contract or Account or enter into new contracts affecting the Interests other than in the ordinary course of business; (vii) waive, compromise or settle any claim that diminishes or adversely burdens an Interests.

                  (c)  Following  the  execution  of this  Agreement  and  until
         Closing, Seller will provide Buyer and its attorneys, employees, accountants, engineers, consultants and agents (collectively "representatives"), at Buyer's sole expense, risk and cost, reasonable access, during business hours, to the Contracts and other records of Seller pertaining to the ownership and/or operation of the Interest (including, without limitation, title files, division order files, and production, severance and ad valorem tax records) for the purpose of Buyer's conducting a due diligence review of the Interests insofar as the same are in Seller's possession or control, or insofar as Seller has access to the same, and to the extent, in each case, that Seller may do so without violating legal constraints or any legal obligation. Seller shall not be obligated to furnish any updated abstracts, title opinions or additional title information which are not in Seller's or its attorney's possession, but shall cooperate with Buyer in Buyer's efforts to obtain (at Buyer's expense) such additional title information as Buyer may reasonably require.

         BUYER RECOGNIZES AND AGREES THAT ALL MATERIALS MADE AVAILABLE TO BUYER AND ITS REPRESENTATIVES IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY, WHETHER MADE AVAILABLE PURSUANT TO THIS SECTION OR OTHERWISE, ARE MADE AVAILABLE TO BUYER AS AN ACCOMMODATION, AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND AS TO THE ACCURACY AND
         COMPLETENESS OF SUCH MATERIALS. NO WARRANTY OF ANY KIND IS MADE BY SELLER AS TO THE INFORMATION SUPPLIED TO BUYER OR WITH RESPECT TO THE INTERESTS TO WHICH THE INFORMATION RELATES, AND BUYER EXPRESSLY AGREES THAT ANY CONCLUSIONS DRAWN THEREFROM SHALL BE THE RESULT OF ITS OWN INDEPENDENT REVIEW AND JUDGMENT.


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


                  (d) Seller will identify,  with respect to all Interests,  (A)
         all preferential rights to purchase ("Preferential Rights") which would be applicable to the transaction contemplated hereby and (B) the names and addresses of parties holding such rights (it being agreed that, in attempting to identify such Preferential Rights, and the names and addresses of such parties holding the same, Seller shall not be obligated to go beyond its own records), and (ii) request, from the parties so identified (and in accordance with the documents creating such rights), execution of waivers of Preferential Rights so identified. Seller shall have no obligation other than to attempt to identify such Preferential Rights and to so request such waivers of Preferential Rights (including, without limitation, Seller shall have no obligation to assure that such waivers of Preferential Rights are obtained). Except to the extent that Buyer can establish that Seller failed to fulfill the obligations set forth above in this Section, Buyer shall indemnify and hold Seller (and its officers, directors, employees, attorneys, contractors and agents) harmless from and against all claims, actions, causes of action, liabilities, damages, losses, costs or expenses (including, without limitation, court costs and attorney's fees) whatsoever that arise out of the failure to obtain consent or waivers of Preferential Rights with respect to any of the Interests. If a party from whom a waiver of a Preferential Right is requested refuses to give such waiver, Seller will tender to such party the required Interest (at a price equal to the amount specified in
         Exhibit A hereto for such Interest, reduced appropriately, as determined by mutual agreement of Buyer and the Seller, if less than the entire Interest must be tendered), and to the extent that such Preferential Right is exercised by such party, and such Interest is actually sold to such party so exercising such right, such Interest will be excluded from the transaction contemplated hereby and the Purchase Price will be adjusted downward by the amount actually paid to Seller by the party exercising such right.

         If the holder of Preferential Rights fails to fully exercise such rights and purchase the Interests, or part thereof, pursuant to the terms of this Agreement within 30 days of the Closing Date provided for herein then Buyer will purchase such Interests as originally contemplated herein before the holder of such Preferential Rights failed to consummate the purchase transaction.

         4.02 Buyer's Covenants. Buyer covenants and agrees with Seller as follows:


                  (a) Buyer and Seller, and their respective representatives shall keep confidential all terms and provisions of this Agreement, the transaction contemplated by this Agreement, and all information and data concerning the Interests, Seller's and Buyer's business, financial condition, operations, strategies and prospects.

                  (b) Buyer shall take or cause to be taken all such actions as may be necessary or advisable to consummate and make effective the purchase of the Interests and the transactions contemplated by this Agreement and to assure that as of the Closing Date it will not be under any material corporate, legal or contractual restriction that would prohibit or delay the timely consummation of such transactions.


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

                  (c) Buyer shall cause all the representations and warranties of Buyer contained in this Agreement to be true and correct on and as of the Closing Date. To the extent the conditions precedent to the obligations of Seller are within the control of Buyer, Buyer shall cause such conditions to be satisfied on or prior to the Closing Date and, to the extent the conditions precedent to the obligations of Seller are not within the control of Buyer, Buyer shall take or cause to be taken all such commercially reasonable actions as may be necessary to cause such conditions to be satisfied on or prior to the Closing Date.

                  (d) Buyer shall promptly notify Seller (i) if any representation or warranty of Buyer contained in this Agreement is discovered to be or becomes untrue, or (ii) if Buyer fails to perform or comply with any covenant or agreement contained in this Agreement or it is reasonably anticipated that Buyer will be unable to perform or comply with any covenant or agreement contained in this Agreement.

                                    ARTICLE 5
                                    ---------

                            Buyer's REVIEW AND TITLE

         5.01 Due Diligence. Buyer may, prior to Closing and at its cost, review data and information, title examination and other examinations and investigations in respect of the Interests. Should, as a result of examinations and investigations, or otherwise, one or more matters come to Buyer's attention which would constitute a Title Defect, as described below, and should there be one or more of such Title Defects which Buyer is unwilling to waive and close the transaction contemplated herein notwithstanding the fact that such Title Defects exist, Buyer shall notify Seller in writing of such Title Defects as soon as the same are identified by Buyer, but in no event later than 10 days prior to the Closing Date. Such notification shall include for each asserted Title Defect (i) a description of the Title Defect and the Interest to which it applies; (ii) an explanation of the basis for the claim of a Title Defect and
(iii) the amount by which Buyer would propose to adjust the Purchase Price in view of such Title Defect. Buyer's failure to give notice of a Title Defect within the time and in the manner required by this Section 5.01 shall constitute a waiver by Buyer of the Title Defect and the Title Defect will be treated as a Permitted Encumbrance as set forth below.

         5.02 Access to Interests. Following the execution of this Agreement and until Closing, subject to the consent and cooperation of operators and other third parties, Seller shall provide Buyer and its representatives access to the Interests and the right to observe operations and inspect any and all of the Interests, Equipment, improvements and fixtures included in the Interests, to the extent that Seller has the legal right to grant such access and right. All visits to Seller's facilities by Buyer, and on Buyer's behalf, will be scheduled by mutual consent of the Parties, subject to Buyer's providing Seller at least five days written notice of the locations that Buyer wishes to visit and the proposed times. Seller may accompany Buyer and its representatives during their site visits. Entry onto the Interests will (i) subject Buyer to third party restrictions, if any, and to Seller's industrial safety, hygiene, and drug and alcohol requirements and (ii) be at Buyer's sole risk and expense.

         5.03 Environmental Assessment. Buyer may conduct an environmental assessment of the Interests, including investigations to identify wetlands and sensitive and protected habitats. If Buyer undertakes an environmental assessment, both the consultant (if consultants are employed) and the scope of the proposed assessment, including testing protocols, must be acceptable to Seller before the work may begin. If Buyer and Seller cannot agree on Buyer's proposed environmental assessment plan, then Seller may at its sole option, withdraw from this Agreement any of the Interests that Buyer proposes to assess, or all of the Interests, and the Purchase Price will be adjusted for each withdrawn Interest. If Seller withdraws all the Interests pursuant to this Section, this Agreement will terminate, and Seller will refund the Deposit to Buyer.

If Buyer takes samples from the Interests, Seller may require splitting of each sample. Buyer will deliver copies of all draft and final reports, results, data, and analyses of site visits, inspections, and assessments to Seller within five days of Buyer's receipt of them, at Buyer's cost. Seller will have no confidentiality obligation with regard to this information and may disclose it to third parties or use it for any purpose.

Notwithstanding anything in the foregoing that may appear to the contrary, the presence of naturally occurring radioactive materials ("NORM") will not constitute a Title Defect (hereinafter defined). IT IS EXPRESSLY RECOGNIZED THAT THE LANDS AND/OR WATER BOTTOMS ALONG WITH SURFACE FACILITIES AND PRODUCTION EQUIPMENT LOCATED THEREON, HAVING BEEN USED IN CONNECTION WITH OIL AND GAS PRODUCTION ACTIVITIES, MAY CONTAIN NORM AS A RESULT OF THESE OPERATIONS. ACCORDINGLY, LANDS AND/OR WATER BOTTOMS, THE WELLS, AND THE EQUIPMENT TRANSFERRED HEREIN ARE TRANSFERRED WITH THE RESTRICTION THAT THEY WILL BE USED ONLY IN CONNECTION WITH OIL AND GAS PRODUCING ACTIVITIES ASSOCIATED WITH THE LEASES, AND WILL NOT BE SUBSEQUENTLY TRANSFERRED FOR UNRESTRICTED USE UNLESS THE CONCENTRATIONS OF NORM ASSOCIATED THEREWITH ARE BELOW THE LEVELS SPECIFIED AS ALLOWABLE FOR UNRESTRICTED TRANSFER AS SET FORTH IN ANY AND ALL APPLICABLE LAWS, ORDERS, RULES OR REGULATIONS OF ANY GOVERNMENTAL AGENCY OR COURT HAVING JURISDICTION. ADDITIONALLY, BUYER AGREES TO COMPLY WITH ALL PROVISIONS OF SUCH LAWS, ORDERS RULES OR REGULATIONS APPLICABLE TO SAID LANDS AND/OR WATER BOTTOMS, THE WELLS, AND THE PERSONAL PROPERTY. BUYER FURTHER AGREES TO INCLUDE THE PROVISIONS OF THIS CLAUSE IN ANY SUBSEQUENT SALE OR ASSIGNMENT OF ANY INTEREST THEREIN TRANSFERRED.

         5.04 Gas Imbalance. Upon the occurrence of Closing, but effective as of the Effective Time, Buyer shall succeed to and assume the position of Seller with respect to all gas imbalances and make-up obligations related to the Interests (regardless of whether such imbalances or make-up obligations arise at the wellhead, pipeline, gathering system or other level, and regardless of whether the same arise under contract or otherwise). As a result of such succession, Buyer shall (i) be entitled to receive any and all benefits which Seller would have been entitled to receive by virtue of such position

(including, without limitation, rights to produce and receive volumes of production in excess of volumes which it would otherwise be entitled to produce and receive by virtue of ownership of the Interest rights to receive cash balancing payments), and (ii) be obligated to suffer any detriments which Seller would have been obligated to suffer by virtue of such position (including, without limitation, the obligation to deliver to others production volumes which would have otherwise been attributable to its ownership of the Interests, to deliver production to purchasers hereof without receiving full payment therefor, or to make cash balancing payments or to repay take or pay payments) and (iii) shall be responsible for any and all royalty obligations with respect to such imbalances (including, without limitation, any of the same arising out of royalties having been paid on an "entitlements" basis rather than a "receipts" basis).

         5.05 Title Defects. "Title Defect" means any encumbrance, irregularity or defect in Seller's title to an Interest which , alone or in combination with other defects, causes Seller's title to be less than Defensible Title. Title Defects shall include a Casualty Loss treated as a Title Defect under Section 5.07.

         5.06 Defensible Title.

                  (a) "Defensible Title" means such right, title or interest held by Seller that (i) will entitle Buyer, as Seller's successor, to receive not less than the Net Revenue Interests described in Exhibit A of all oil, gas, condensate, related hydrocarbons and other minerals produced under the terms of the Leases (or other property denominated in Exhibit A); (ii) will obligate Buyer, as Seller's successor to bear a percentage of costs and expenses related to the maintenance, operation and development of the Leases (or other property denominated in Exhibit A) not greater than the Working Interest (or Operating
         Rights interest, as the case may be) shown in Exhibit A, unless the circumstances causing the Working Interest to be greater will cause the corresponding Net Revenue interest to increase in the same proportion; and (iii) is free of all liens, security interests, encumbrances and defects, except for Permitted Encumbrances.

                  (b) "Permitted Encumbrances" are:

                           (1) lessor's royalties, overriding royalties, production payments, net profits, interests, reversionary interests and similar burdens on production that do not, and will not, reduce the Interests more particularly described in the Assignments of Record Title, Assignments of Operating Rights and Assignments of Overriding Royalty Interests attached hereto as Exhibits B-1 through B-12;

                           (2) preferential rights to purchase and third party consents with respect to which, prior to Closing, (i) waivers or consents are obtained from the appropriate parties or (ii) the time for asserting such rights has expired without exercise;

                           (3) mechanics',  materialmen's,  operators',  tax and
                  similar liens or charges arising in the ordinary course of business related to an Interest, if such liens secure payments not yet due;

                           (4) all consents  from,  notices to,  approvals by or
                  other actions by governmental authority in connection with sale or transfer of properties such as the Interests if such matters are customarily and appropriately obtained after the sale or transfer;

                           (5) liens,  security  interests or other encumbrances
                  to be released at or prior to Closing;

                           (6) rights of a governmental entity to control or regulate the Interests, together with all applicable laws, rules and regulations;

                           (7) easements, rights-of-way, surface leases and other surface use restrictions if such restrictions will not materially adversely affect the use, value or operation of the Interests;

                           (8) title matters waived or deemed to be waived by Buyer and described on Schedule 5.06(b)(8);

                           (9) the presence of NORM; and

                           (10) the Contracts

         5.07 Casualty Loss. If, prior to Closing, all or any portion of an Interest is destroyed or taken under the right of eminent domain ("Casualty Loss"), Buyer may elect (i) to treat the Casualty Loss as a Title Defect or (ii) purchase the affected Interest notwithstanding the Casualty Loss. If Buyer so purchases the affected Interest, there shall be no reduction of the Purchase Price and Seller shall, at Closing, pay to Buyer all sums paid to Seller which are associated with the Casualty Loss and shall assign to Buyer all of Seller's interest in any unpaid payments or causes of action associated with the Casualty Loss. Prior to Closing, Seller shall not compromise or settle a Casualty Loss without Buyer's consent.

         5.08 Disposition of Title Defects. In the event that Buyer gives Seller notice of Title Defects:


                  (a) Seller may (but shall have no obligation to) attempt to cure, prior to Closing, Title Defects.

                  (b) Whether or not Seller has then begun to, or ever begins to, cure asserted Title Defects, Seller may postpone the Closing by designating a new Closing Date to be a date not later than 30 days after Seller's receipt of a Defect notice. Notwithstanding any such election to postpone Closing, there shall still be no obligation to cure Title Defects.

                  (c) Notwithstanding any other election made under this Section (without limitation, it being expressly recognized that attempts to cure asserted Title Defects may continue while the parties are acting under this election), Seller may elect to have one or more asserted Title Defects handled under the following Section.

         5.09 Purchase Price Adjustments.

                  (a) Except as provided in Section 5.09(b) below, in the event that, as a part of Buyer's due diligence review, Title Defects are presented to Seller and Seller is unable (or unwilling) to cure such Title Defects prior to Closing, then:

                           (i) Buyer and  Seller  shall,  with  respect  to each
                  Interests affected by such matters, attempt to agree upon an appropriate adjustment of the Purchase Price to account for such matters; and

                           (ii) with  respect to Interests as to which Buyer and
                  Seller are unable to agree upon an adjustment for an asserted Title Defect, such Interests will be excluded from the transaction contemplated hereby and the Purchase Price will be reduced by the amount attributed to such Interest on Exhibit A; provided, however, in the event an adjustment is required, pursuant to this paragraph, but such Interest is to be excluded as provided herein, Seller may, at its sole discretion, elect to not close and such election shall be considered as a failure to close that is permitted in Section
                  6.01 hereof.

                  (b) If an asserted Title Defect reflects (or Seller otherwise determines) that Seller's share of Substances produced and saved from the Leases comprising an Interest is less than, or greater than, the decimal share set forth as the Net Revenue Interest in Exhibit A or causes Seller to be obligated to pay a share of costs of operations greater than the percentage share of Working Interest set forth on Exhibit A hereof (without at least a proportionate increase in the corresponding Net Revenue Interest) then the Purchase Price for the Interest shall be adjusted downward, or upward as the case may be, proportionately, by multiplying such Purchase Price by a fraction (A) the numerator of which is the amount of the actual Net Revenue Interest and (B) the denominator of which is the Net Revenue Interest shown on Exhibit A.

                  (c) If the aggregate Purchase Price reduction (or increase) with respect to a Title Defect, which would result from the above provided for procedure does not exceed $5,000, no adjustment shall me made for such Title Defects, and the Interests affected thereby will not be excluded as a result of the existence of such Title Defect. If the Purchase Price reduction (or increase) which would result from the above provided for procedure, as applied to all Title Defects for which an adjustment is to be made, does not exceed five percent (5%) of the Purchase Price, then no adjustment of the Purchase Price shall occur, and none of the Interests which would be otherwise excluded by such procedure shall be excluded. If the Purchase Price reduction (or increase) which would result from the above provided for procedure exceeds five percent (5%) of the Purchase Price, the Purchase Price shall be adjusted by the amount by which such reduction (or increase) exceeds five percent (5%).

         5.10 NO WARRANTY OF MERCHANTABILITY OR FITNESS. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, SELLER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF MERCHANTABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE EQUIPMENT AND OTHER LIKE PERSONAL PROPERTY LOCATED ON OR INCLUDED IN THE INTERESTS AND THE SAME ARE TO BE SOLD ON AN "AS IS, WHERE IS" BASIS AND CONDITION.

         5.11 WAIVER OF CONSUMER RIGHTS. BUYER WAIVES ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BUYER'S OWN SELECTION, BUYER VOLUNTARILY CONSENTS TO THIS WAIVER. IN ORDER TO EVIDENCE ITS ABILITY TO GRANT SUCH WAIVER, BUYER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT BUYER (I) IS IN THE BUSINESS OF SEEKING OR ACQUIRING, BY PURCHASE OR LEASE, GOODS OR SERVICES FOR COMMERCIAL OR BUSINESS USE, (II) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTION CONTEMPLATED HEREBY AND (III) IS NOT IN SIGNIFICANTLY DISPARATE BARGAINING POSITION.

         5.12 WAIVER OF LOUISIANA RIGHTS IN REDHIBITION. BUYER EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 (1870) THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLES 2476; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLES 2520, ET SEQ.; OR FOR RESTITUTION OR OTHER DIMINUTION OF THE PURCHASE PRICE; ACKNOWLEDGES THAT THIS EXPRESS WAIVER SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS SALE AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF BUYER AND EXPLAINED IN DETAIL AND THAT BUYER HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER OF WARRANTY OF FITNESS AND/OR WARRANTY AGAINST REDHIBITORY VICES AND DEFECTS FOR THE INTERESTS. SELLER MAKES THIS SALE OF THE INTERESTS TO BUYER WITHOUT ANY WARRANTY AS TO THE CONDITION OF THE INTERESTS, INCLUDING ABSENCE OF VICES OR DEFECTS (WHETHER APPARENT OR LATENT, KNOWN OR UNKNOWN, EASILY DISCOVERABLE OR HIDDEN), FITNESS FOR ANY ORDINARY USE, OR FITNESS FOR ANY INTENDED USE OR PARTICULAR PURPOSE, EVEN FOR RETURN OR REDUCTION OF THE PURCHASE PRICE OR OTHERWISE, IT BEING UNDERSTOOD THAT BUYER TAKES THE INTERESTS "AS IS" AND "WHERE IS"; BUYER HEREBY ACKNOWLEDGING RELIANCE SOLELY ON ITS OWN INSPECTION

OF THE INTERESTS, AND NOT ON ANY WARRANTIES OR REPRESENTATIONS FROM SELLER WITH RESPECT TO THE CONDITION OF THE INTERESTS. IN ADDITION, BUYER ACKNOWLEDGES THAT SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER,
EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OF THE INTERESTS, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OR REPRESENTATIONS AS TO ABSENCE OF VICES OR DEFECTS (WHETHER APPARENT OR LATENT, KNOWN OR UNKNOWN, EASILY DISCOVERABLE OR HIDDEN), FITNESS FOR ANY ORDINARY USE, FITNESS FOR ANY INTENDED USE OR
PARTICULAR PURPOSE, TAX CONSEQUENCES, ENVIRONMENTAL CONDITION. ALL WARRANTIES WITH RESPECT TO THE CONDITION OF THE INTERESTS ARE HEREBY DISCLAIMED BY SELLER AND EXPRESSLY WAIVED BY BUYER. BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, AN EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE CONDITION OF THE INTERESTS OR RELATING THERETO MADE OR FURNISHED BY SELLER, ANY PARTY ACTING OR PURPORTING TO ACT FOR SELLER, OR ANY BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING.


                                    ARTICLE 6
                                    ---------

                              CONDITIONS TO CLOSING

         6.01 Seller's Conditions. Seller's obligations at Closing are subject to the satisfaction at or prior to Closing of the following conditions:

                  (a) Buyer's representations under Section 3.02 shall be true in all material respects on the date of this Agreement and as of Closing.

                  (b) Buyer shall have performed in all material respects the covenants and agreements which Buyer was required to perform or satisfy at or prior to Closing.

                  (c) Except for matters not customarily and appropriately obtained prior to Closing, Seller has received evidence, in form reasonably satisfactory to its counsel, that all permits, consents, approvals, licenses, qualifications and orders required by governmental authority, or the terms of the Interests, to be obtained prior to Closing have been obtained or waived.

                  (d) The aggregate downward adjustment (if any) of the Purchase Price which results from the procedures set forth in Section 5.09 does not exceed ten percent (10%) of the Purchase Price.

                  (e) There is no action or proceeding pending or threatened before a court, arbitrator or governmental authority seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement or to obtain substantial damages from Seller related to this Agreement.

         6.02 Buyer's Conditions. Buyer's obligations at Closing are subject to the satisfaction at or prior to Closing of the following conditions:

                  (a) Seller's representations under Section 3.01 shall be true in all material respects on the date of this Agreement and as of Closing.

                  (b) Seller shall have performed in all material respects the covenants and agreements which Seller was required to perform or satisfy at or prior to Closing.

                  (c) Except for matters not customarily and appropriately obtained prior to Closing, Buyer has received evidence, in form reasonably satisfactory to its counsel, that all permits, consents, approvals, licenses, qualifications and orders required by governmental authority, or the terms of the Interests, to be obtained prior to Closing have been obtained or waived.

                  (d) The aggregate upward adjustment (if any) of the Purchase Price which results from the procedures set forth in and Section 5.09 does not exceed ten percent (10%) of the Purchase Price.

                  (e) There is no action or proceeding pending or threatened before a court, arbitrator or governmental authority seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement or to obtain substantial damages from Buyer related to this Agreement.

                                    ARTICLE 7
                                    ---------

                                     CLOSING

         7.01 Closing Date. Subject to the terms of this Agreement, the consummation of the transactions contemplated by this Agreement ("Closing"), shall occur at Seller's office listed above (or at such other place and time as the Parties may agree) on or before July 31, 2002 at 10:00 a.m. ("Closing Date").

         7.02 Closing Obligations. At Closing, the following shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously:

                  (a) Seller shall execute and deliver to Buyer assignments conveying the Interests to Buyer in the forms attached to this Agreement as Exhibits B-1 through B-12. Seller shall also execute and deliver such other assignments on appropriate forms as may be required by governmental authority, subject to the terms of the assignment forms attached as Exhibits B-1 thru B-12.

                  (b) Seller and Buyer shall execute and deliver to each other the Preliminary Closing Statement.

                  (c) Buyer shall deliver the Adjusted Purchase Price to Seller by direct bank or wire transfer, as directed by Seller.

                  (d) Seller shall deliver to Buyer possession of the Interests.

                  (e) Seller shall execute transfer orders or letters-in-lieu on forms prepared by Buyer, and reasonably satisfactory to Seller, directing purchasers of production to make payment to Buyer as contemplated by this Agreement.

                  (f) Seller shall deliver releases of all liens, security interests and encumbrances affecting the interests to be released at Closing.

                  (g) Seller and Buyer will coordinate the filing and/or recording of assignment and conveyancing documents in the appropriate governmental records. The recording party (Buyer) will provide either the original or photocopies of the filed and/or recorded documents as agreed by the parties, to the non-recording party. All costs of filing, recording and other reasonable fees will be borne by Buyer.

                                    ARTICLE 8
                                    ---------

                                   TERMINATION

         8.01 Termination. This Agreement and the transactions contemplated by this Agreement may be terminated in the following situations:

                  (a) by Seller or Buyer if Closing does not occur on or before the Closing Date provided, however, that a party cannot so terminate if it is in breach of this Agreement;

                  (b) by Seller if the conditions contained in Section 6.01 are not satisfied or waived as of the Closing Date;

                  (c) by Buyer if the conditions contained in Section 6.02 are not satisfied or waived as of the Closing Date; and

                  (d) by Seller and Buyer pursuant to written Agreement.

         8.02 Liabilities Upon Termination.

         If this Agreement is terminated for any reason or is breached, nothing contained herein shall be construed to limit Seller's or Buyer's legal or equitable remedies, including damages for the breach of failure of any representation, warranty covenant or agreement contained herein and the right to enforce specific performance of this Agreement.

                                   ARTICLE 9
                                   ---------

                            OBLIGATIONS AFTER CLOSING

         9.01 Post-Closing Adjustments. Seller and Buyer acknowledge that the amount of all adjustments under Section 2.03 may not be available prior to Closing. As soon as practicable after Closing, Seller shall prepare and submit to Buyer a statement containing adjustments contemplated by Section 2.03 that were not finally determined as of Closing ("Final Settlement Statement"). Seller shall promptly notify Buyer of any changes Seller proposes and the parties shall negotiate in good faith to agree on these adjustments within ninety (90) days after the Closing Date. Payment to the appropriate party shall be made within five (5) days after agreement is reached ("Final Settlement Date").

         9.02 Subsequent Adjustments. Seller and Buyer recognize that either party may receive funds or pay expenses after the Final Settlement Date which are properly the property or obligation of the other party. Upon receipt of net proceeds or net expenses due to or payable by the other party, whichever occurs first, such party shall submit a statement showing the items of income and expense. Payment by the appropriate party shall be made within ten (10) days of receipt of the statement.

         9.03 Reservation of Claims. Except as provided in this Agreement, Seller is entitled to all claims related to the Interests prior to the Effective Time regardless of when payment is made. Except as provided in this Agreement, Buyer is entitled to all claims related to the Interests which arise after the Effective Time.

         9.04 Files and Records. Upon Closing, Seller shall permit Buyer, at Buyer's expense, to take possession of originals of all files, records and data in Seller's possession relating to the Interests. Seller shall have the right to copy (at Buyer's expense) and retain a copy of all such files, records and data.

         9.05 Further Assurances. After Closing, Seller and Buyer agree to execute and deliver such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement.

         9.06 Survival and Indemnity.

                  (a) The representations, covenants, agreements and indemnities (the "obligations") of or by Seller and Buyer shall survive the Closing.

                  (b) Allocation of Liability.

                           (i) Liabilities. Buyer agrees to assume, pay, perform, fulfill, discharge and be liable for all Assumed Liabilities, and Seller agrees to retain, pay, perform, fulfill, discharge and be and remain liable for all Retained Liabilities.

                           (ii) Definitions. The term "Assumed Liabilities" shall mean and include:

                                    (x) all  costs,  expenses,  liabilities  and
                           obligations assumed or otherwise agreed to be paid by Buyer pursuant to the terms of this Agreement; and

                                    (y) all costs, expenses, liabilities, claims
                           and obligations arising out of, in connection with, or resulting directly or indirectly from the ownership or operation of the Interests, including environmental cleanup liabilities and plugging and abandonment liabilities for existing wells, platforms, facilities, or pipelines arising out of, in connection with, or resulting directly or indirectly from the ownership or operation of the Interests (the "Abandonment and Clean-up Liability") but excluding Retained Liabilities.

                  The term "Retained Liabilities" shall mean and include:

                           (x) all costs, expenses,  liabilities and obligations
                  assumed or otherwise agreed to be paid by Seller pursuant to the terms of this Agreement; and

                           (y) all  costs,  expenses,  liabilities,  claims  and
                  obligations (except Abandonment and Clean-up Liability and related costs, expenses, liabilities, claims and obligations) arising out of, in connection with, or resulting directly or indirectly from production or sale of hydrocarbons attributable to the Interests or the proper accounting or payment to parties for their interest therein insofar as such claims relate to periods of time prior to the Effective Time.

                  (c) In the event that the Closing occurs, (i) Buyer shall protect, defend, indemnify and hold Seller harmless from any and all damages, claims, losses, demands, fines, penalties, judgments (including interest), costs, expenses, environmental liabilities, and other liabilities, direct, contingent, or otherwise, including consulting and attorneys' fees and costs of court ("Damages") arising or accruing with respect to the Assumed Liabilities and (ii) Seller shall protect, defend, indemnify and hold Buyer harmless from any Damages arising or accruing with respect to the Retained Liabilities. The term "Damages," as used herein, shall not include (i) any amount which was taken into account as an adjustment to the Purchase Price pursuant to this Agreement or (ii) either party's costs and expenses as described in Section 10.02. Buyer and Seller agree that their sole and exclusive remedies with respect to claims arising, after closing, under this Agreement, shall be limited to remedies set forth in this Section 9.06.

         9.07 CONSPICUOUSNESS/EXPRESS NEGLIGENCE. THE DEFENSE, INDEMNIFICATION AND HOLD HARMLESS PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE DAMAGES, LOSSES, INJURIES, LIABILITIES, COSTS OR EXPENSES IN QUESTION AROSE SOLELY OR IN PART FROM THE ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, OR OTHER FAULT OF ANY INDEMNIFIED PARTY. BUYER AND SELLER ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

         9.08 Allocation of Proceeds. Seller shall receive all proceeds from the sale of Substances physically produced or allocable to the Interest prior to the Effective Time. Buyer shall receive all proceeds from the sale of Substances physically produced or allocable to the Interest on or after the Effective Time.

                                   ARTICLE 10
                                   ----------

                                  MISCELLANEOUS

         10.01 Notices. All notices required or permitted under this Agreement shall be effective upon receipt if personally delivered, if mailed by registered or certified mail, postage prepaid, or if delivered by telegram, telecopy or facsimile if directed to the parties as follows:

         TO BUYER:                             TO SELLER:

         Newfield Exploration Company          American Resources Offshore, Inc.
         363 N. Sam Houston Pkwy. E,           801 Travis Street, 2100
         Suite 2020                            Houston, TX  77002
         Houston, Texas 77060                  Telephone: 713-227-7218, ext. 129
         Telephone:  (713) 847-6000            Fax:  713-227-7626
         Fax: (713) 847-6006                   Attn:  John P. Atwood
         Attn.: Land Department


Any party may give written notice of a change in the address or individual to whom delivery shall be made.

         10.02 Expenses. Except as otherwise provided in this Agreement, all fees, costs and expenses incurred by the parties in negotiating this Agreement or in consummating the transactions contemplated by this Agreement shall be paid by the party incurring them.

         10.03 Amendment. This Agreement may not be altered or amended, nor any rights waived, except by a written instrument executed by the party to be charged with the amendment or waiver. No waiver of any provision of this Agreement shall be construed as a continuing waiver of the provision.

         10.04 Assignment. Buyer shall not have the right to assign its rights and delegate its duties under this Agreement without written consent of Seller.

         10.05 Conditions. The inclusion in this Agreement of Conditions to Seller's and Buyer's obligations at Closing shall not, in and of itself, be a covenant of either party to satisfy the conditions to the other party's obligations at Closing.

         10.06 Headings. The headings are for convenience only and do not limit or otherwise affect the provisions of this Agreement.

         10.07 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and which, taken together, shall constitute the same instrument.

         10.08 References. References, including use of a pronoun, shall include, where applicable, masculine, feminine, singular or plural individuals or legal entities.

         10.09 Governing Law. This Agreement and the transactions contemplated by this Agreement shall be governed and construed in accordance with the internal laws of the State of Texas without giving effect to any principles of conflicts of laws.

         10.10 Announcements. Notwithstanding the other provisions of this Agreement, except as otherwise provided for herein or as required by governmental agency or law, prior to Closing, neither Seller nor Buyer shall announce or otherwise publicize this Agreement or the transactions contemplated by this Agreement without the prior written consent of the other party.

         10.11 Entire Agreement. This Agreement is the entire understanding between Seller and Buyer concerning the subject matter of this Agreement. This Agreement supersedes all negotiations, discussions, representations, prior agreements and understandings, whether oral or written.

         10.12 Parties in Interest. This Agreement is binding upon and shall inure to the benefit of Seller and Buyer and, except where prohibited, their heirs, successors, representatives and assigns. No other party is intended to have any benefits, rights or remedies under this Agreement. There are no third-party beneficiaries.

         10.13 Exhibits. All Exhibits and Schedules attached to this Agreement are incorporated into this Agreement for all purposes.

         10.14 Severance. If any provision of this Agreement is found to be illegal or unenforceable, the other terms of this Agreement shall remain in effect and this Agreement shall be construed as if the illegal or unenforceable provision had not been included.


BUYER:                                        SELLER:

NEWFIELD EXPLORATION COMPANY                  AMERICAN RESOURCES OFFSHORE, INC.


By: ________________________________          By: ______________________________
Name: ______________________________          Name: ____________________________
Its: _______________________________          Its: _____________________________

                                   EXHIBIT "A"
                                   -----------
                   Attached to and made apart of that certain
                        Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"


                                        I

                                      LEASE

OCS-G 1898, Oil and Gas Lease dated effective March 1, 1969, granted by the United States of America, as Lessor, in favor of Continental Oil Company and Cities Service Oil Company, as Lessee, covering Block 148, West Half, South Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres.


                                       II

                                INTEREST CONVEYED

The Interest conveyed by American Resources Offshore, Inc., as Seller, to Newfield Exploration Company, as Buyer, in the Lease described above and pursuant to this Purchase and Sale Agreement, is more particularly described in the Assignments of Record Title, Assignments of Operating Rights and Assignments of Overriding Royalty Interests attached to said Purchase and Sale Agreement as Exhibits B-1 through B-12, inclusive.


                                       III

                                    CONTRACTS



         a)       The Lease;

         b) Declaration of Rights III dated effective September 27, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, PNC Bank National Associates and Newfield Exploration Company, regarding OCS-G 1898;

         c) Declaration of Rights dated effective July 1, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc. and Bank of Montreal, regarding OCS-G 1898;

         d) Declaration of Rights II dated effective November 22, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc., Bank of Montreal and Newfield Exploration Company, regarding OCS-G l898;


                                Exhibit A Page 1

         e)       Farmout Agreement dated June 21, 1994 between Century Offshore
                  Management   Corporation  and  Settle  Oil  and  Gas  Company,
                  regarding OCS-G 1898;

         f) Farmout Agreement dated June 13, 1991 by and between Conoco Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         g)       Farmout  Agreement  dated  June 13,  1991 by and  between  OXY
                  U.S.A.  Inc,  and  Century  Offshore  Management   Corporation
                  covering OCS-G 1898;

         h) Joint Operating Agreement dated August 1, 1994, between Newfield Exploration Company (Operator), and Century Offshore Management Corporation., et al (Non-Operators), covering W/2 Block 148, South Timbalier Area, Offshore, Louisiana;

         i) Operating Agreement dated January 1, 1989, by and between Conoco Inc. and OXY U.S.A., Inc. covering the West-half (1/2) of South Timbalier Block 148;

         j) Ownership and Operating Agreement dated November 25, 1980, by and between Conoco Inc., OXY U.S.A., Inc. and Texaco Producing Company covering South Timbalier Field 176 production facilities;

         k)       Agreement   dated  June  21,   1994  by  and  among   Newfield
                  Exploration Company, Settle Oil and Gas Company and Century Offshore Management Corporation, regarding OCS-G 1898;

         l) Participation Agreement dated effective as of September 27, 1993 by and among Newfield Exploration Company, Settle Oil and Gas Company and Century Management Corporation covering OCS-G 1898;

         m) Letter Agreement entered into March 25, 1988, by and between Conoco Inc. and OXY U.S., addressing OXY's approval to utilize gas produced from South Timbalier Block 146 "A" platform to provide Gas-Lift gas to South Timbalier 148 "A" platform;

         n) Letter Agreement entered into July 7, 1983, by and between Conoco Inc., Texaco Producing Co., and OXY U.S.A., Inc. regarding Texaco's use of the 4 1/2" OD pipeline;

         o) Crude Oil Contract with Cities Service Oil and Gas Corporation, as Seller, and Citgo Petroleum Corporation, as Buyer, effective September 1, 1983, and covering oil and field separated liquids;

         p) Operating Agreement effective September 1, 1972, by and between Amoco Production Company, Conoco Inc. and OXY U.S.A., Inc. regarding that 4 1/2" OD pipeline commencing at Amoco's South Timbalier Block 161 "A" Platform and extending to and tied into Chevron's 10" pipeline in South Timbalier Block 161;

         q) Purchase and Sale Agreement, dated effective July 1, 1996, by and between Century Offshore Management Corporation (seller) and Southern Gas Company of Delaware, Inc. (buyer), covering the sale of interest in OCS-G 1898, Block 148 W/2, South Timbalier Area, Offshore Louisiana;


                                Exhibit A Page 2

         r) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Oxy U.S.A. Inc. and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;

         s) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Cities Service Oil Company and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions.

         t) Agreement dated effective February 1, 1997 by and between Newfield Exploration Company and Southern Gas Co. of Delaware, Inc. covering the drilling of and ownership in the OCS-G 1898 #D-4 well.







                                Exhibit A Page 3

                                  EXHIBIT "B-1"
                                  -------------

  Attached to and made apart of that certain Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"

                                       and

                    Newfield Exploration Company, as "Buyer"



                           ASSIGNMENT OF RECORD TITLE

--------------------------------------------------------------------------------

                                                  South Timbalier Area Block 148
                                                                      OCS-G 1898


                           ASSIGNMENT OF RECORD TITLE
                           --------------------------


UNITED STATES OF AMERICA   ss.
OUTER CONTINENTAL SHELF    ss. KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA         ss.
SOUTH TIMBALIER AREA       ss.


         This Assignment of Record Title ("Assignment") is made by AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, whose address is 801 Travis Street, Suite 2100, Houston, Texas 77002 (hereinafter referred to as "Assignor") in favor of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, whose address is 363 N. Sam Houston Pkwy. E. Suite 2020, Houston, Texas 77060 (hereinafter referred to as "Assignee").


                                   WITNESSETH

         In consideration of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor by these presents does hereby CONVEY, TRANSFER and ASSIGN to Assignee, subject to the further provisions hereof, all of Assignor's right, title and interest, being an undivided 1.00000% record title interest ("Assigned Interests") in the following described oil and gas lease:


                                                              Exhibit B-1 page 1

         OCS-G 1898, Oil and Gas Lease dated effective March 1, 1969, granted by the United States Department of the Interior, Bureau of Land Management, as Lessor, in favor of Continental Oil Company and Cities Service Oil Company, as Lessee, covering Block 148, West Half, South Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres, INSOFAR AND ONLY INSOFAR AS it covers the NE/4 of the NW/4 of the SW/4; SE/4 of the NW/4 of the SW/4; NE/4 of the SW/4 of the SW/4; and the SW/4 of the NE/4 of the SW/4 of the Block 148, South Timbalier Area (the "Lease");

         and all right, title and interest in and to the following;

         a) all platforms that are located on, or presently used in connection with the drilling for, or operation, production, treatment or transportation of gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons from the Lease (the "Platforms");

         b) all wells, wellbores, pipes, pipelines, gathering lines, compressors, materials, inventory, facilities, supplies and equipment and any and all other personal, real, movable and immovable property, fixtures or equipment that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Lease, and any replacements, attachments or accessories now or hereafter attached, added or affixed (the "Equipment");

         c)       all  Hydrocarbons   attributable  to  the  Assigned  Interests
                  produced on and after the Effective Date, as hereinafter defined ("Production");

         d) all contracts and agreements (other than the Lease) to the extent transferable that are attributable to the ownership or operation of the Assigned Interests, including, without limitation, the following (collectively, the "Contracts"):

                  (i) any and all agreements, operating agreements, participation agreements, unit, pooling and communitization agreement and declarations, hydrocarbon purchase and sale agreements, farmin or farmout agreements, bottom-hole contribution agreements, balancing agreements, processing agreements, gathering agreements, compression agreements, transportation agreements, gathering agreements, compression agreements, transportation agreements, and any other contracts and agreements that are attributable to the ownership or operation of the Assigned Interests;

         e) all orders, permits and easements that are attributable to the Assigned Interests ("Permits");

                                                              Exhibit B-1 page 2

         f) all other rights, privileges, benefits, powers and obligations conferred or imposed upon Assignor as the owner of the Assigned Interests ("Rights"); and

         g) to the extent attributable to the Assigned Interests and not prohibited by law or an agreement to which Assignor is a party, the rights to the original records in the possession of
                  Assignor:  (i) lease and land  records,  (ii)  geological  and geophysical records, (iii) operations, production and engineering records, (iv) accounting records, and (v) facility and well records (collectively the "Records").

         For purposes of this Assignment the Assigned Interests, Platforms, Equipment, Production, Contracts, Permits, Rights and Records are collectively referred to as the "Assets".

         By acceptance of this Assignment, Assignee acknowledges the existence of, and agrees to be bound by all of the terms and conditions contained in the following:

         a)       The Lease;

         b) Purchase and Sale Agreement dated June 28, 2002 and effective July 1, 2002 at 7:00 a.m. Central Standard Time, by and between American Resources Offshore, Inc., as Seller, and Newfield Exploration Company, as Buyer (the "PSA");

         c) Declaration of Rights III dated effective September 27, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, PNC Bank National Associates and Newfield Exploration Company, regarding OCS-G 1898;

         d) Declaration of Rights dated effective July 1, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc. and Bank of Montreal, regarding OCS-G 1898;

         e) Declaration of Rights II dated effective November 22, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc., Bank of Montreal and Newfield Exploration Company, regarding OCS-G 1898;

         f)       Farmout  Agreement  dated  June  21,  1994,   between  Century
                  Offshore  Management   Corporation  and  Settle  Oil  and  Gas
                  Company, regarding OCS-G 1898;

         g) Farmout Agreement dated June 13, 1991, by and between Conoco Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         h)       Farmout  Agreement  dated June 13,  1991,  by and  between OXY
                  U.S.A., Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         i) Joint Operating Agreement dated August 1, 1994, between Newfield Exploration Company (Operator), and Century Offshore Management Corporation, et al. (Non-Operators), covering W/2 Block 148, South Timbalier Area, Offshore, Louisiana;


                                                              Exhibit B-1 page 8

         j) Operating Agreement dated January 1, 1989, by and between Conoco Inc. and OXY U.S.A., Inc. covering the West-half (1/2) of South Timbalier Block 148;

         k) Ownership and Operating Agreement dated November 25, 1980, by and between Conoco Inc., OXY U.S.A., Inc. and Texaco Producing Company covering South Timbalier Field 176 production facilities;

         l)       Agreement   dated  June   21,1994,   by  and  among   Newfield
                  Exploration Company, Settle Oil and Gas Company and Century Offshore Management Corporation, regarding OCS-G l898;

         m) Participation Agreement dated effective as of September 27, 1993, by and among Newfield Exploration Company, Settle Oil and Gas Company and Century Management Corporation covering OCS-G 1898;

         n) Letter Agreement entered into March 25, 1988, by and between Conoco Inc. and OXY U.S., addressing OXY's approval to utilize gas produced from South Timbalier Block 146 "A" platform to provide Gas-Lift gas to South Timbalier 148 "A" platform;

         o) Letter Agreement entered into July 7, 1983, by and between Conoco Inc., Texaco Producing Co., and OXY U.S.A., Inc. regarding Texaco's use of the 4 1/2" OD pipeline;

         p) Crude Oil Contract with Cities Service Oil and Gas Corporation, as Seller, and Citgo Petroleum Corporation, as Buyer, effective September 1, 1983, and covering oil and field separated liquids;

         q) Operating Agreement effective September 1, 1972, by and between Amoco Production Company, Conoco Inc. and OXY U.S.A., Inc. regarding that 4 1/2" OD pipeline commencing at Amoco's South Timbalier Block 161 "A" Platform and extending to and tied into Chevron's 10" pipeline in South Timbalier Block 161;

         r) Purchase and Sale Agreement, dated effective July 1, 1996, by and between Century Offshore Management Corporation (seller) and Southern Gas Company of Delaware, Inc. (buyer), covering the sale of interest in OCS-G 1898, Block 148 W/2, South Timbalier Area, Offshore Louisiana;

         s) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Oxy U.S.A., Inc. and Century Offshore Management Corporation, covering OCS-G l898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;

         t) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Cities Service Oil


                                                              Exhibit B-1 page 4

                  Company and Century Offshore Management Corporation, covering OCS-G l898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions.


         This Assignment is made without any warranty of title, express, implied or statutory, even for return of any consideration paid therefor; provided only that subject to the permitted encumbrances (if any), Assignor shall warrant and defend title against all claims and demands of all persons whomever claiming title to the Assigned Interests by, through or under Assignor, but not otherwise, and only to the extent set forth in the PSA. Assignee acknowledges that (i) it has had access to the Assets and the employees of Assignor and the opportunity to inspect the Assets, and (ii) in making its decision to enter into the PSA and consummate the transactions contemplated thereby, Assignee has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Assignor set forth in the PSA and the special warranty of title made herein. Accordingly, Assignee acknowledges that Assignor has not made, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE) RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (B) ANY INFRINGEMENT BY ASSIGNOR OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR


                                                              Exhibit B-1 page 5

OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY ASSIGNEE THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS", WITH ALL FAULTS.

This Assignment is
made in accordance with the PSA and all provisions of said PSA are incorporated herein by reference for all purposes as if copied in extenso. In the event of a conflict between the terms of this Assignment and the PSA, the terms of the PSA shall control. T his Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument by signing any such counterpart.

This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

IN WITNESS WHEREOF, this Assignment is executed before the undersigned competent witnesses by the parties on the dates set forth in their respective acknowledgements hereinbelow, but shall be effective for all purposes on the 1st day of July, 2002, at 7:00 a.m. Central Standard Time ("Effective Date").

                                               ASSIGNOR:

WITNESSES:                                     AMERICAN RESOURCES OFFSHORE, INC.
                                               GOM No. 1937

                                               By: _____________________________
_____________________________                  Name:____________________________
                                               Title:___________________________

_____________________________




                                                              Exhibit B-1 page 6

                                               ASSIGNEE:

WITNESSES:                                     NEWFIELD EXPLORATION COMPANY
                                               GOM No. 1364

                                               By: _____________________________
_____________________________                         W. M. Blumenshine
                                                      Attorney in Fact

_____________________________















                                                              Exhibit B-1 page 7

STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the person whose name is subscribed to the foregoing instrument as _______________ of AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of ________, 2002.



                                     ___________________________________________
                                     Notary Public, State of Texas
                                     My Commission Expires:_____________________




STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRISss.

         BEFORE ME, the undersigned  authority,  on this day personally appeared
W. M. Blumenshine, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney in Fact of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                     Notary Public, State of Texas
                                     My Commission Expires:_____________________


                                                              Exhibit B-1 page 8

                                  EXHIBIT "B-2"
                                  -------------

  Attached to and made apart of that certain Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"


--------------------------------------------------------------------------------
                                                  South Timbalier Area Block 148
                                                                      OCS-G 1898


                           ASSIGNMENT OF RECORD TITLE
                           --------------------------


UNITED STATES OF AMERICA   ss.
OUTER CONTINENTAL SHELF    ss. KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA         ss.
SOUTH TIMBALIER AREA       ss.


         This Assignment of Record Title ("Assignment") is made by AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, whose address is 801 Travis Street, Suite 2100, Houston, Texas 77002 (hereinafter referred to as "Assignor") in favor of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, whose address is 363 N. Sam Houston Pkwy. E. Suite 2020, Houston, Texas 77060 (hereinafter referred to as "Assignee").


                                   WITNESSETH

         In consideration of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor by these presents does hereby CONVEY, TRANSFER and ASSIGN to Assignee, subject to the further provisions hereof, all of Assignor's right, title and interest, being an undivided 4.50000% record title interest ("Assigned Interests") in the following described oil and gas lease:




                                                              Exhibit B-2 page 1

         OCS-G 1898, Oil and Gas Lease dated effective March 1, 1969, granted by the United States Department of the Interior, Bureau of Land Management, as Lessor, in favor of Continental Oil Company and Cities Service Oil Company, as Lessee, covering Block 148, West Half, South Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres, INSOFAR AND ONLY INSOFAR AS it covers the NW/4 of the Block 148, South Timbalier Area (the "Lease");

         and all right, title and interest in and to the following;

         a) all platforms that are located on, or presently used in connection with the drilling for, or operation, production, treatment or transportation of gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons from the Lease (the "Platforms");

         b) all wells, wellbores, pipes, pipelines, gathering lines, compressors, materials, inventory, facilities, supplies and equipment and any and all other personal, real, movable and immovable property, fixtures or equipment that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Lease, and any replacements, attachments or accessories now or hereafter attached, added or affixed (the "Equipment");

         c)       all  Hydrocarbons   attributable  to  the  Assigned  Interests
                  produced on and after the Effective Date, as hereinafter defined ("Production");

         d) all contracts and agreements (other than the Lease) to the extent transferable that are attributable to the ownership or operation of the Assigned Interests, including, without limitation, the following (collectively, the "Contracts"):

                  (i) any and all agreements, operating agreements, participation agreements, unit, pooling and communitization agreement and declarations, hydrocarbon purchase and sale agreements, farmin or farmout agreements, bottom-hole contribution agreements, balancing agreements, processing agreements, gathering agreements, compression agreements, transportation agreements, gathering agreements, compression agreements, transportation agreements, and any other contracts and agreements that are attributable to the ownership or operation of the Assigned Interests;

         e) all orders, permits and easements that are attributable to the Assigned Interests ("Permits");

         f) all other rights, privileges, benefits, powers and obligations conferred or imposed upon Assignor as the owner of the Assigned Interests ("Rights"); and



                                                              Exhibit B-2 page 2

         g) to the extent attributable to the Assigned Interests and not prohibited by law or an agreement to which Assignor is a party, the rights to the original records in the possession of
                  Assignor:  (i) lease and land  records,  (ii)  geological  and geophysical records, (iii) operations, production and engineering records, (iv) accounting records, and (v) facility and well records (collectively the "Records").

         For purposes of this Assignment the Assigned Interests, Platforms, Equipment, Production, Contracts, Permits, Rights and Records are collectively referred to as the "Assets".

         By acceptance of this Assignment, Assignee acknowledges the existence of, and agrees to be bound by all of the terms and conditions contained in the following:

         a)       The Lease;

         b) Purchase and Sale Agreement dated June 28, 2002 and effective July 1, 2002 at 7:00 a.m. Central Standard Time, by and between American Resources Offshore, Inc., as Seller, and Newfield Exploration Company, as Buyer (the "PSA");

         c) Declaration of Rights III dated effective September 27, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, PNC Bank National Associates and Newfield Exploration Company, regarding OCS-G 1898;

         d) Declaration of Rights dated effective July 1, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc. and Bank of Montreal, regarding OCS-G 1898;

         e) Declaration of Rights II dated effective November 22, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc., Bank of Montreal and Newfield Exploration Company, regarding OCS-G 1898;

         f)       Farmout  Agreement  dated  June  21,  1994,   between  Century
                  Offshore  Management   Corporation  and  Settle  Oil  and  Gas
                  Company, regarding OCS-G 1898;

         g) Farmout Agreement dated June 13, 1991, by and between Conoco Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         h)       Farmout  Agreement  dated June 13,  1991,  by and  between OXY
                  U.S.A., Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         i) Joint Operating Agreement dated August 1, 1994, between Newfield Exploration Company (Operator), and Century Offshore Management Corporation, et al. (Non-Operators), covering W/2 Block 148, South Timbalier Area, Offshore, Louisiana;

         j) Operating Agreement dated January 1, 1989, by and between Conoco Inc. and OXY U.S.A., Inc. covering the West-half (1/2) of South Timbalier Block 148;


                                                              Exhibit B-2 page 3

         k) Ownership and Operating Agreement dated November 25, 1980, by and between Conoco Inc., OXY U.S.A., Inc. and Texaco Producing Company covering South Timbalier Field 176 production facilities;

         l)       Agreement   dated  June   21,1994,   by  and  among   Newfield
                  Exploration Company, Settle Oil and Gas Company and Century Offshore Management Corporation, regarding OCS-G l898;

         m) Participation Agreement dated effective as of September 27, 1993, by and among Newfield Exploration Company, Settle Oil and Gas Company and Century Management Corporation covering OCS-G 1898;

         n) Letter Agreement entered into March 25, 1988, by and between Conoco Inc. and OXY U.S., addressing OXY's approval to utilize gas produced from South Timbalier Block 146 "A" platform to provide Gas-Lift gas to South Timbalier 148 "A" platform;

         o) Letter Agreement entered into July 7, 1983, by and between Conoco Inc., Texaco Producing Co., and OXY U.S.A., Inc. regarding Texaco's use of the 4 1/2" OD pipeline;

         p) Crude Oil Contract with Cities Service Oil and Gas Corporation, as Seller, and Citgo Petroleum Corporation, as Buyer, effective September 1, 1983, and covering oil and field separated liquids;

         q) Operating Agreement effective September 1, 1972, by and between Amoco Production Company, Conoco Inc. and OXY U.S.A., Inc. regarding that 4 1/2" OD pipeline commencing at Amoco's South Timbalier Block 161 "A" Platform and extending to and tied into Chevron's 10" pipeline in South Timbalier Block 161;

         r) Purchase and Sale Agreement, dated effective July 1, 1996, by and between Century Offshore Management Corporation (seller) and Southern Gas Company of Delaware, Inc. (buyer), covering the sale of interest in OCS-G 1898, Block 148 W/2, South Timbalier Area, Offshore Louisiana;

         s) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Oxy U.S.A., Inc. and Century Offshore Management Corporation, covering OCS-G l898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;

         t) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Cities Service Oil Company and Century Offshore Management Corporation, covering OCS-G l898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions.


                                                              Exhibit B-2 page 4

         This Assignment is made without any warranty of title, express, implied or statutory, even for return of any consideration paid therefor; provided only that subject to the permitted encumbrances (if any), Assignor shall warrant and defend title against all claims and demands of all persons whomever claiming title to the Assigned Interests by, through or under Assignor, but not otherwise, and only to the extent set forth in the PSA. Assignee acknowledges that (i) it has had access to the Assets and the employees of Assignor and the opportunity to inspect the Assets, and (ii) in making its decision to enter into the PSA and consummate the transactions contemplated thereby, Assignee has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Assignor set forth in the PSA and the special warranty of title made herein. Accordingly, Assignee acknowledges that Assignor has not made, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE) RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (B) ANY INFRINGEMENT BY ASSIGNOR OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF


                                                              Exhibit B-2 page 5

ASSIGNOR (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY ASSIGNEE THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS", WITH ALL FAULTS.

         This Assignment is made in accordance with the PSA and all provisions of said PSA are incorporated herein by reference for all purposes as if copied in extenso. In the event of a conflict between the terms of this Assignment and the PSA, the terms of the PSA shall control.

         This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument by signing any such counterpart.

         This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

         IN WITNESS WHEREOF, this Assignment is executed before the undersigned competent witnesses by the parties on the dates set forth in their respective acknowledgements hereinbelow, but shall be effective for all purposes on the 1st day of July, 2002, at 7:00 a.m. Central Standard Time ("Effective Date").

                                               ASSIGNOR:

WITNESSES:                                     AMERICAN RESOURCES OFFSHORE, INC.
                                               GOM No. 1937

                                               By: _____________________________
_____________________________                  Name:____________________________
                                               Title:___________________________

_____________________________





                                                              Exhibit B-2 page 6

                                                ASSIGNEE:

WITNESSES:                                     NEWFIELD EXPLORATION COMPANY
                                               GOM No. 1364

                                               By: _____________________________
_____________________________                         W. M. Blumenshine
                                                      Attorney in Fact

_____________________________














                                                              Exhibit B-2 page 7

STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the person whose name is subscribed to the foregoing instrument as _______________ of AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of _________, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________




STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned  authority,  on this day personally appeared
W. M. Blumenshine, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney in Fact of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002..



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________





                                                              Exhibit B-2 page 8

                                  EXHIBIT "B-3"
                                  -------------

  Attached to and made apart of that certain Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"

--------------------------------------------------------------------------------

                                                  South Timbalier Area Block 148
                                                                      OCS-G 1898


                           ASSIGNMENT OF RECORD TITLE
                           --------------------------


UNITED STATES OF AMERICA   ss.
OUTER CONTINENTAL SHELF    ss. KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA         ss.
SOUTH TIMBALIER AREA       ss.


         This Assignment of Record Title ("Assignment") is made by AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, whose address is 801 Travis Street, Suite 2100, Houston, Texas 77002 (hereinafter referred to as "Assignor") in favor of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, whose address is 363 N. Sam Houston Pkwy. E. Suite 2020, Houston, Texas 77060 (hereinafter referred to as "Assignee").


                                   WITNESSETH

         In consideration of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor by these presents does hereby CONVEY, TRANSFER and ASSIGN to Assignee, subject to the further provisions hereof, all of Assignor's right, title and interest, being an undivided 2.00000% record title interest ("Assigned Interests") in the following described oil and gas lease:



                                                              Exhibit B-3 page 1

         OCS-G 1898, Oil and Gas Lease dated effective March 1, 1969, granted by the United States Department of the Interior, Bureau of Land Management, as Lessor, in favor of Continental Oil Company and Cities Service Oil Company, as Lessee, covering Block 148, West Half, South Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres, INSOFAR AND ONLY INSOFAR AS it covers the NW/4 of the NW/4 of the SW/4; NW/4 of the NE/4 of the SW/4; NW/4 of the SE/4 of the SW/4 of Block 148, South Timbalier Area (the Lease");

         and all right, title and interest in and to the following;

         a) all platforms that are located on, or presently used in connection with the drilling for, or operation, production, treatment or transportation of gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons from the Lease (the "Platforms");

         b) all wells, wellbores, pipes, pipelines, gathering lines, compressors, materials, inventory, facilities, supplies and equipment and any and all other personal, real, movable and immovable property, fixtures or equipment that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Lease, and any replacements, attachments or accessories now or hereafter attached, added or affixed (the "Equipment");

         c)       all  Hydrocarbons   attributable  to  the  Assigned  Interests
                  produced on and after the Effective Date, as hereinafter defined ("Production");

         d) all contracts and agreements (other than the Lease) to the extent transferable that are attributable to the ownership or operation of the Assigned Interests, including, without limitation, the following (collectively, the "Contracts"):

                  (i) any and all agreements, operating agreements, participation agreements, unit, pooling and communitization agreement and declarations, hydrocarbon purchase and sale agreements, farmin or farmout agreements, bottom-hole contribution agreements, balancing agreements, processing agreements, gathering agreements, compression agreements, transportation agreements, gathering agreements, compression agreements, transportation agreements, and any other contracts and agreements that are attributable to the ownership or operation of the Assigned Interests;

         e) all orders, permits and easements that are attributable to the Assigned Interests ("Permits");


                                                              Exhibit B-3 page 2

         f) all other rights, privileges, benefits, powers and obligations conferred or imposed upon Assignor as the owner of the Assigned Interests ("Rights"); and

         g) to the extent attributable to the Assigned Interests and not prohibited by law or an agreement to which Assignor is a party, the rights to the original records in the possession of
                  Assignor:  (i) lease and land  records,  (ii)  geological  and geophysical records, (iii) operations, production and engineering records, (iv) accounting records, and (v) facility and well records (collectively the "Records").

         For purposes of this Assignment the Assigned Interests, Platforms, Equipment, Production, Contracts, Permits, Rights and Records are collectively referred to as the "Assets".

         By acceptance of this Assignment, Assignee acknowledges the existence of, and agrees to be bound by all of the terms and conditions contained in the following:

         a)       The Lease;

         b) Purchase and Sale Agreement dated June 28, 2002 and effective July 1, 2002 at 7:00 a.m. Central Standard Time, by and between American Resources Offshore, Inc., as Seller, and Newfield Exploration Company, as Buyer (the "PSA");

         c) Declaration of Rights III dated effective September 27, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, PNC Bank National Associates and Newfield Exploration Company, regarding OCS-G 1898;

         d) Declaration of Rights dated effective July 1, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc. and Bank of Montreal, regarding OCS-G 1898;

         e) Declaration of Rights II dated effective November 22, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc., Bank of Montreal and Newfield Exploration Company, regarding OCS-G 1898;

         f)       Farmout  Agreement  dated  June  21,  1994,   between  Century
                  Offshore  Management   Corporation  and  Settle  Oil  and  Gas
                  Company, regarding OCS-G 1898;

         g) Farmout Agreement dated June 13, 1991, by and between Conoco Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         h)       Farmout  Agreement  dated June 13,  1991,  by and  between OXY
                  U.S.A., Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         i) Joint Operating Agreement dated August 1, 1994, between Newfield Exploration Company (Operator), and Century Offshore Management Corporation, et al. (Non-Operators), covering W/2 Block 148, South Timbalier Area, Offshore, Louisiana;


                                                              Exhibit B-3 page 3

         j) Operating Agreement dated January 1, 1989, by and between Conoco Inc. and OXY U.S.A., Inc. covering the West-half (1/2) of South Timbalier Block 148;

         k) Ownership and Operating Agreement dated November 25, 1980, by and between Conoco Inc., OXY U.S.A., Inc. and Texaco Producing Company covering South Timbalier Field 176 production facilities;

         l)       Agreement   dated  June   21,1994,   by  and  among   Newfield
                  Exploration Company, Settle Oil and Gas Company and Century Offshore Management Corporation, regarding OCS-G l898;

         m) Participation Agreement dated effective as of September 27, 1993, by and among Newfield Exploration Company, Settle Oil and Gas Company and Century Management Corporation covering OCS-G 1898;

         n) Letter Agreement entered into March 25, 1988, by and between Conoco Inc. and OXY U.S., addressing OXY's approval to utilize gas produced from South Timbalier Block 146 "A" platform to provide Gas-Lift gas to South Timbalier 148 "A" platform;

         o) Letter Agreement entered into July 7, 1983, by and between Conoco Inc., Texaco Producing Co., and OXY U.S.A., Inc. regarding Texaco's use of the 4 1/2" OD pipeline;

         p) Crude Oil Contract with Cities Service Oil and Gas Corporation, as Seller, and Citgo Petroleum Corporation, as Buyer, effective September 1, 1983, and covering oil and field separated liquids;

         q) Operating Agreement effective September 1, 1972, by and between Amoco Production Company, Conoco Inc. and OXY U.S.A., Inc. regarding that 4 1/2" OD pipeline commencing at Amoco's South Timbalier Block 161 "A" Platform and extending to and tied into Chevron's 10" pipeline in South Timbalier Block 161;

         r) Purchase and Sale Agreement, dated effective July 1, 1996, by and between Century Offshore Management Corporation (seller) and Southern Gas Company of Delaware, Inc. (buyer), covering the sale of interest in OCS-G 1898, Block 148 W/2, South Timbalier Area, Offshore Louisiana;

         s) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Oxy U.S.A., Inc. and Century Offshore Management Corporation, covering OCS-G l898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;

         t) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Cities Service Oil Company and Century Offshore Management Corporation, covering OCS-G l898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions.


                                                              Exhibit B-3 page 4

         This Assignment is made without any warranty of title, express, implied or statutory, even for return of any consideration paid therefor; provided only that subject to the permitted encumbrances (if any), Assignor shall warrant and defend title against all claims and demands of all persons whomever claiming title to the Assigned Interests by, through or under Assignor, but not otherwise, and only to the extent set forth in the PSA. Assignee acknowledges that (i) it has had access to the Assets and the employees of Assignor and the opportunity to inspect the Assets, and (ii) in making its decision to enter into the PSA and consummate the transactions contemplated thereby, Assignee has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Assignor set forth in the PSA and the special warranty of title made herein. Accordingly, Assignee acknowledges that Assignor has not made, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE) RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (B) ANY INFRINGEMENT BY ASSIGNOR OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF


                                                              Exhibit B-3 page 5

ASSIGNOR (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY ASSIGNEE THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS", WITH ALL FAULTS.

         This Assignment is made in accordance with the PSA and all provisions of said PSA are incorporated herein by reference for all purposes as if copied in extenso. In the event of a conflict between the terms of this Assignment and the PSA, the terms of the PSA shall control.

         This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument by signing any such counterpart.

         This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

         IN WITNESS WHEREOF, this Assignment is executed before the undersigned competent witnesses by the parties on the dates set forth in their respective acknowledgements hereinbelow, but shall be effective for all purposes on the 1st day of July, 2002, at 7:00 a.m. Central Standard Time ("Effective Date").

                                               ASSIGNOR:

WITNESSES:                                     AMERICAN RESOURCES OFFSHORE, INC.
                                               GOM No. 1937

                                               By: _____________________________
_____________________________                  Name:____________________________
                                               Title:___________________________

_____________________________



                                                              Exhibit B-3 page 6

                                                ASSIGNEE:

WITNESSES:                                     NEWFIELD EXPLORATION COMPANY
                                               GOM No. 1364

                                               By: _____________________________
_____________________________                         W. M. Blumenshine
                                                      Attorney in Fact

_____________________________



















                                                              Exhibit B-3 page 7

STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the person whose name is subscribed to the foregoing instrument as _______________ of AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of _________, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________




STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned  authority,  on this day personally appeared
W. M. Blumenshine, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney in Fact of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________





                                                              Exhibit B-3 page 8

                                  EXHIBIT "B-4"
                                  -------------

  Attached to and made apart of that certain Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"

--------------------------------------------------------------------------------

                                                  South Timbalier Area Block 148
                                                                      OCS-G 1898


                           ASSIGNMENT OF RECORD TITLE
                           --------------------------


UNITED STATES OF AMERICA   ss.
OUTER CONTINENTAL SHELF    ss. KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA         ss.
SOUTH TIMBALIER AREA       ss.


         This Assignment of Record Title ("Assignment") is made by AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, whose address is 801 Travis Street, Suite 2100, Houston, Texas 77002 (hereinafter referred to as "Assignor") in favor of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, whose address is 363 N. Sam Houston Pkwy. E. Suite 2020, Houston, Texas 77060 (hereinafter referred to as "Assignee").


                                   WITNESSETH

         In consideration of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor by these presents does hereby CONVEY, TRANSFER and ASSIGN to Assignee, subject to the further provisions hereof, all of Assignor's right, title and interest, being an undivided 9.00000% record title interest ("Assigned Interests") in the following described oil and gas lease:


                                                              Exhibit B-4 page 1

         OCS-G 1898, Oil and Gas Lease dated effective March 1, 1969, granted by the United States Department of the Interior, Bureau of Land Management, as Lessor, in favor of Continental Oil Company and Cities Service Oil Company, as Lessee, covering Block 148, West Half, South Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres, INSOFAR AND ONLY INSOFAR AS it covers the E/2 of the NE/4 of the SW/4; E/2 of the SE/4 of the SW/4; SW/4 of the SE/4 of the SW/4; S/2 of the SW/4 of the SW/4; NW/4 of the SW/4 of the SW/4; SW/4 of the NW/4 of the SW/4 of Block 148, South Timbalier Area (the "Lease");

         and all right, title and interest in and to the following;

         a) all platforms that are located on, or presently used in connection with the drilling for, or operation, production, treatment or transportation of gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons from the Lease (the "Platforms");

         b) all wells, wellbores, pipes, pipelines, gathering lines, compressors, materials, inventory, facilities, supplies and equipment and any and all other personal, real, movable and immovable property, fixtures or equipment that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Lease, and any replacements, attachments or accessories now or hereafter attached, added or affixed (the "Equipment");

         c)       all  Hydrocarbons   attributable  to  the  Assigned  Interests
                  produced on and after the Effective Date, as hereinafter defined ("Production");

         d) all contracts and agreements (other than the Lease) to the extent transferable that are attributable to the ownership or operation of the Assigned Interests, including, without limitation, the following (collectively, the "Contracts"):

                  (i) any and all agreements, operating agreements, participation agreements, unit, pooling and communitization agreement and declarations, hydrocarbon purchase and sale agreements, farmin or farmout agreements, bottom-hole contribution agreements, balancing agreements, processing agreements, gathering agreements, compression agreements, transportation agreements, gathering agreements, compression agreements, transportation agreements, and any other contracts and agreements that are attributable to the ownership or operation of the Assigned Interests;

         e) all orders, permits and easements that are attributable to the Assigned Interests ("Permits");


                                                              Exhibit B-4 page 2

         f) all other rights, privileges, benefits, powers and obligations conferred or imposed upon Assignor as the owner of the Assigned Interests ("Rights"); and

         g) to the extent attributable to the Assigned Interests and not prohibited by law or an agreement to which Assignor is a party, the rights to the original records in the possession of
                  Assignor:  (i) lease and land  records,  (ii)  geological  and geophysical records, (iii) operations, production and engineering records, (iv) accounting records, and (v) facility and well records (collectively the "Records").

         For purposes of this Assignment the Assigned Interests, Platforms, Equipment, Production, Contracts, Permits, Rights and Records are collectively referred to as the "Assets".

         By acceptance of this Assignment, Assignee acknowledges the existence of, and agrees to be bound by all of the terms and conditions contained in the following:

         a)       The Lease;

         b) Purchase and Sale Agreement dated June 28, 2002 and effective July 1, 2002 at 7:00 a.m. Central Standard Time, by and between American Resources Offshore, Inc., as Seller, and Newfield Exploration Company, as Buyer (the "PSA");

         c) Declaration of Rights III dated effective September 27, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, PNC Bank National Associates and Newfield Exploration Company, regarding OCS-G 1898;

         d) Declaration of Rights dated effective July 1, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc. and Bank of Montreal, regarding OCS-G 1898;

         e) Declaration of Rights II dated effective November 22, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc., Bank of Montreal and Newfield Exploration Company, regarding OCS-G l898;

         f)       Farmout Agreement dated June 21, 1994 between Century Offshore
                  Management   Corporation  and  Settle  Oil  and  Gas  Company,
                  regarding OCS-G 1898;

         g) Farmout Agreement dated June 13, 1991 by and between Conoco Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         h)       Farmout  Agreement  dated  June 13,  1991 by and  between  OXY
                  U.S.A.  Inc,  and  Century  Offshore  Management   Corporation
                  covering OCS-G 1898;


                                                              Exhibit B-4 page 3

         i) Joint Operating Agreement dated August 1, 1994, between Newfield ExplorationCompany (Operator), and Century Offshore Management Corporation., et al (Non-Operators), covering W/2 Block 148, South Timbalier Area, Offshore, Louisiana;

         j) Operating Agreement dated January 1, 1989, by and between Conoco Inc. and OXY U.S.A., Inc. covering the West-half (1/2) of South Timbalier Block 148;

         k) Ownership and Operating Agreement dated November 25, 1980, by and between Conoco Inc., OXY U.S.A., Inc. and Texaco Producing Company covering South Timbalier Field 176 production facilities;

         1)       Agreement   dated  June  21,   1994  by  and  among   Newfield
                  Exploration Company, Settle Oil and Gas Company and Century Offshore Management Corporation, regarding OCS-G 1898;

         m) Participation Agreement dated effective as of September 27, 1993 by and among Newfield Exploration Company, Settle Oil and Gas Company and Century Management Corporation covering OCS-G 1898;

         n) Letter Agreement entered into March 25, 1988, by and between Conoco Inc. and OXY U.S., addressing OXY's approval to utilize gas produced from South Timbalier Block 146 "A" platform to provide Gas-Lift gas to South Timbalier 148 "A" platform;

         o) Letter Agreement entered into July 7, 1983, by and between Conoco Inc., Texaco Producing Co., and OXY U.S.A., Inc. regarding Texaco's use of the 4 1/2" OD pipeline;

         p) Crude Oil Contract with Cities Service Oil and Gas Corporation, as Seller, and Citgo Petroleum Corporation, as Buyer, effective September 1, 1983, and covering oil and field separated liquids;

         q) Operating Agreement effective September 1, 1972, by and between Amoco Production Company, Conoco Inc. and OXY U.S.A., Inc. regarding that 4 1/2" OD pipeline commencing at Amoco's South Timbalier Block 161 "A" Platform and extending to and tied into Chevron's 10" pipeline in South Timbalier Block 161;

         r) Purchase and Sale Agreement, dated effective July 1, 1996, by and between Century Offshore Management Corporation (seller) and Southern Gas Company of Delaware, Inc. (buyer), covering the sale of interest in OCS-G 1898, Block 148 W/2, South Timbalier Area, Offshore Louisiana;

         s) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Oxy U.S.A. Inc. and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;


                                                              Exhibit B-4 page 4

         t) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Cities Service Oil Company and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;



         This Assignment is made without any warranty of title, express, implied or statutory, even for return of any consideration paid therefor; provided only that subject to the permitted encumbrances (if any), Assignor shall warrant and defend title against all claims and demands of all persons whomever claiming title to the Assigned Interests by, through or under Assignor, but not otherwise, and only to the extent set forth in the PSA. Assignee acknowledges that (i) it has had access to the Assets and the employees of Assignor and the opportunity to inspect the Assets, and (ii) in making its decision to enter into the PSA and consummate the transactions contemplated thereby, Assignee has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Assignor set forth in the PSA and the special warranty of title made herein. Accordingly, Assignee acknowledges that Assignor has not made, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE) RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (B)


                                                              Exhibit B-4 page 6

ANY INFRINGEMENT BY ASSIGNOR OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY ASSIGNEE THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS", WITH ALL FAULTS.

         This Assignment is made in accordance with the PSA and all provisions of said PSA are incorporated herein by reference for all purposes as if copied in extenso. In the event of a conflict between the terms of this Assignment and the PSA, the terms of the PSA shall control.

         This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument by signing any such counterpart.

         This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

         IN WITNESS WHEREOF, this Assignment is executed before the undersigned competent witnesses by the parties on the dates set forth in their respective acknowledgements hereinbelow, but shall be effective for all purposes on the 1st day of July, 2002, at 7:00 a.m. Central Standard Time ("Effective Date").

                                                ASSIGNOR:

WITNESSES:                                     AMERICAN RESOURCES OFFSHORE, INC.
                                               GOM No. 1937

                                               By: _____________________________
_____________________________                  Name:____________________________
                                               Title:___________________________

_____________________________



                                                              Exhibit B-4 page 6

                                                ASSIGNEE:

WITNESSES:                                     NEWFIELD EXPLORATION COMPANY
                                               GOM No. 1364

                                               By: _____________________________
_____________________________                         W. M. Blumenshine
                                                      Attorney in Fact

_____________________________









                                                              Exhibit B-4 page 7

STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the person whose name is subscribed to the foregoing instrument as _______________ of AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of _________, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________




STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned  authority,  on this day personally appeared
W. M. Blumenshine, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney in Fact of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________





                                                              Exhibit B-4 page 8

                                  EXHIBIT "B-5"
                                  -------------

  Attached to and made apart of that certain Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"

--------------------------------------------------------------------------------


                                                  South Timbalier Area Block 148
                                                                      OCS-G 1898


                         ASSIGNMENT OF OPERATING RIGHTS
                         ------------------------------



UNITED STATES OF AMERICA   ss.
OUTER CONTINENTAL SHELF    ss.     KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA         ss.
SOUTH TIMBALIER AREA       ss.


         This Assignment of Operating Rights ("Assignment") is made by AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, whose address is 801 Travis Street, Suite 2100, Houston, Texas 77002 (hereinafter referred to as "Assignor") in favor of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, whose address is 363 N. Sam Houston Pkwy. E. Suite 2020, Houston, Texas 77060 (hereinafter referred to as "Assignee").

                                   WITNESSETH
                                   ----------

         In consideration of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor by these presents does hereby CONVEY, TRANSFER and ASSIGN to Assignee, subject to the further provisions hereof, all of Assignor's operating rights interest, being an undivided 9.00000% operating rights interest ("Assigned Interests"), in the following described oil and gas lease:




                                                              Exhibit B-5 page 1

         OCS-G 1898, Oil and Gas Lease dated effective March 1, 1969, granted by the United States Department of the Interior, Bureau of Land Management, as Lessor, in favor of Continental Oil Company and Cities Service Oil Company, as Lessee, covering Block 148, West Half, South Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres, INSOFAR AND ONLY INSOFAR AS it covers the operating rights of NW/4 of the NE/4 of the SW/4 Block 148, and further limited to those depths from the surface down to 14,000 feet SUBSEA (the "Lease");

         and a like interest in and to the following, insofar and only insofar as same pertains to the Assigned Interests:

         a) all platforms that are located on, or presently used in connection with the drilling for, or operation, production, treatment or transportation of gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons from the Lease (the "Platforms");

         b) all wells, wellbores, pipes, pipelines, gathering lines, compressors, materials, inventory, facilities, supplies and equipment and any and all other personal, real, movable and immovable property, fixtures or equipment that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Lease, and any replacements, attachments or accessories now or hereafter attached, added or affixed (the "Equipment");

         c)       all  Hydrocarbons   attributable  to  the  Assigned  Interests
                  produced on and after the Effective Date, as hereinafter defined ("Production");

         d) all contracts and agreements (other than the Lease) to the extent transferable that are attributable to the ownership or operation of the Assigned Interests, including, without limitation, the following (collectively, the "Contracts"):

                  (i) any and all contracts and agreements, operating agreements, participation agreements, unit, pooling and communitization agreement and declarations, hydrocarbon purchase and sale agreements, farmin or farmout agreements, bottom-hole contribution agreements, balancing agreements, processing agreements, gathering agreements, compression agreements, transportation agreements, gathering agreements, compression agreements, transportation agreements, and any other contracts and agreements that are attributable to the ownership or operation of the Assigned Interests;

         e) all orders, permits and easements that are attributable to the Assigned Interests ("Permits");


                                                              Exhibit B-5 page 2

         f) all other rights, privileges, benefits, powers and obligations conferred or imposed upon Assignor as the owner of the Assigned Interests ("Rights"); and

         g) to the extent attributable to the Assigned Interests and not prohibited by law or an agreement to which Assignor is a party, the rights to the original records in the possession of
                  Assignor:  (i) lease and land  records,  (ii)  geological  and geophysical records, (iii) operations, production and engineering records, (iv) accounting records, and (v) facility and well records (collectively the "Records").

         For purposes of this Assignment, the Assigned Interests, Platforms, Equipment, Production, Contracts, Permits, Rights and Records are collectively referred to as the "Assets".

         By acceptance of this Assignment, Assignee acknowledges the existence of, and agrees to be bound by all of the terms and conditions contained in the following:

         a)       The Lease;

         b) Purchase and Sale Agreement dated June 28, 2002 and effective July 1, 2002 at 7:00 a.m. Central Standard Time, by and between American Resources Offshore, Inc., as Seller, and Newfield Exploration Company, as Buyer (the "PSA");

         c) Declaration of Rights III dated effective September 27, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, PNC Bank National Associates and Newfield Exploration Company, regarding OCS-G 1898;

         d) Declaration of Rights dated effective July 1, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc. and Bank of Montreal, regarding OCS-G 1898;

         e) Declaration of Rights II dated effective November 22, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc., Bank of Montreal and Newfield Exploration Company, regarding OCS-G 1898;

         f)       Farmout  Agreement  dated  June  21,  1994,   between  Century
                  Offshore  Management   Corporation  and  Settle  Oil  and  Gas
                  Company, regarding OCS-G 1898;

         g) Farmout Agreement dated June 13, 1991, by and between Conoco Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         h)       Farmout  Agreement  dated June 13,  1991,  by and  between OXY
                  U.S.A., Inc. and Century Offshore Management Corporation covering OCS-G 1898;



                                                              Exhibit B-5 page 3

         i) Joint Operating Agreement dated August 1, 1994, between Newfield Exploration Company (Operator), and Century Offshore Management Corporation, et al. (Non-Operators), covering W/2 Block 148, South Timbalier Area, Offshore, Louisiana;

         j) Operating Agreement dated January 1, 1989, by and between Conoco Inc. and OXY U.S.A., Inc. covering the West-half (1/2) of South Timbalier Block 148;

         k) Ownership and Operating Agreement dated November 25, 1980, by and between Conoco Inc., OXY U.S.A., Inc. and Texaco Producing Company covering South Timbalier Field 176 production facilities;

         l)       Agreement   dated  June   21,1994,   by  and  among   Newfield
                  Exploration Company, Settle Oil and Gas Company and Century Offshore Management Corporation, regarding OCS-G l898;

         m) Participation Agreement dated effective as of September 27, 1993, by and among Newfield Exploration Company, Settle Oil and Gas Company and Century Management Corporation covering OCS-G 1898;

         n) Letter Agreement entered into March 25, 1988, by and between Conoco Inc. and OXY U.S., addressing OXY's approval to utilize gas produced from South Timbalier Block 146 "A" platform to provide Gas-Lift gas to South Timbalier 148 "A" platform;

         o) Letter Agreement entered into July 7, 1983, by and between Conoco Inc., Texaco Producing Co., and OXY U.S.A., Inc. regarding Texaco's use of the 4 1/2" OD pipeline;

         p) Crude Oil Contract with Cities Service Oil and Gas Corporation, as Seller, and Citgo Petroleum Corporation, as Buyer, effective September 1, 1983, and covering oil and field separated liquids;

         q) Operating Agreement effective September 1, 1972, by and between Amoco Production Company, Conoco Inc. and OXY U.S.A., Inc. regarding that 4 1/2" OD pipeline commencing at Amoco's South Timbalier Block 161 "A" Platform and extending to and tied into Chevron's 10" pipeline in South Timbalier Block 161;

         r) Purchase and Sale Agreement, dated effective July 1, 1996, by and between Century Offshore Management Corporation (seller) and Southern Gas Company of Delaware, Inc. (buyer), covering the sale of interest in OCS-G 1898, Block 148 W/2, South Timbalier Area, Offshore Louisiana;

         s) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Oxy U.S.A. Inc. and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;



                                                              Exhibit B-5 page 4

         t) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Cities Service Oil Company and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;


         This Assignment is made without any warranty of title, express, implied or statutory, even for return of any consideration paid therefor; provided only that subject to the permitted encumbrances (if any), Assignor shall warrant and defend title against all claims and demands of all persons whomever claiming title to the Assigned Interests by, through or under Assignor, but not otherwise, and only to the extent set forth in the PSA. Assignee acknowledges that (i) it has had access to the Assets and the employees of Assignor and the opportunity to inspect the Assets, and (ii) in making its decision to enter into the PSA and consummate the transactions contemplated thereby, Assignee has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Assignor set forth in the PSA and the special warranty of title made herein. Accordingly, Assignee acknowledges that Assignor has not made, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE) RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (B) ANY INFRINGEMENT BY ASSIGNOR OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR


                                                              Exhibit B-5 page 9

OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY ASSIGNEE THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS", WITH ALL FAULTS.

         This Assignment is made in accordance with the PSA and all provisions of said PSA are incorporated herein by reference for all purposes as if copied in extenso. In the event of a conflict between the terms of this Assignment and the PSA, the terms of the PSA shall control.

         This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument by signing any such counterpart.

         This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

         IN WITNESS WHEREOF, this Assignment is executed before the undersigned competent witnesses by the parties on the dates set forth in their respective acknowledgements hereinbelow; but shall be effective for all purposes on the 1st day of July 2002, at 7:00 a.m., Central Standard Time ("Effective Date").


                                                ASSIGNOR:

WITNESSES:                                     AMERICAN RESOURCES OFFSHORE, INC.
                                               GOM No. 1937

                                               By: _____________________________
_____________________________                  Name:____________________________
                                               Title:___________________________

_____________________________



                                                              Exhibit B-5 page 6

                                                ASSIGNEE:

WITNESSES:                                     NEWFIELD EXPLORATION COMPANY
                                               GOM No. 1364

                                               By: _____________________________
_____________________________                         W. M. Blumenshine
                                                      Attorney in Fact

_____________________________









                                                              Exhibit B-5 page 7

STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the person whose name is subscribed to the foregoing instrument as _______________ of AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of _________, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________




STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned  authority,  on this day personally appeared
W. M. Blumenshine, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney in Fact of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________





                                                              Exhibit B-5 page 8

                                  EXHIBIT "B-6"
                                  -------------

  Attached to and made apart of that certain Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"


--------------------------------------------------------------------------------

                                                  South Timbalier Area Block 148
                                                                      OCS-G 1898


                         ASSIGNMENT OF OPERATING RIGHTS
                         ------------------------------



UNITED STATES OF AMERICA   ss.
OUTER CONTINENTAL SHELF    ss.      KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA         ss.


SOUTH TIMBALIER AREA       ss.


         This Assignment of Operating Rights ("Assignment") is made by AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, whose address is 801 Travis Street, Suite 2100, Houston, Texas 77002 (hereinafter referred to as "Assignor") in favor of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, whose address is 363 N. Sam Houston Pkwy. E. Suite 2020, Houston, Texas 77060 (hereinafter referred to as "Assignee").

                                   WITNESSETH
                                   ----------

         In consideration of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor by these presents does hereby CONVEY, TRANSFER and ASSIGN to Assignee, subject to the further provisions hereof, all of Assignor's operating rights interest, being an undivided 1.00000% operating rights interest ("Assigned Interests"), in the following described oil and gas lease:



                                                              Exhibit B-6 page 1

         OCS-G 1898, Oil and Gas Lease dated effective March 1, 1969, granted by the United States Department of the Interior, Bureau of Land Management, as Lessor, in favor of Continental Oil Company and Cities Service Oil Company, as Lessee, covering Block 148, West Half, South Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres, INSOFAR AND ONLY INSOFAR AS it covers the operating rights of NW/4 of the NW/4 of the SW/4 Block 148, and further limited to those depths below 14,000 feet SUBSEA (the "Lease").

         and a like interest in and to the following, insofar and only insofar as same pertains to the Assigned Interests:

         a) all platforms that are located on, or presently used in connection with the drilling for, or operation, production, treatment or transportation of gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons from the Lease (the "Platforms");

         b) all wells, wellbores, pipes, pipelines, gathering lines, compressors, materials, inventory, facilities, supplies and equipment and any and all other personal, real, movable and immovable property, fixtures or equipment that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Lease, and any replacements, attachments or accessories now or hereafter attached, added or affixed (the "Equipment");

         c)       all  Hydrocarbons   attributable  to  the  Assigned  Interests
                  produced on and after the Effective Date, as hereinafter defined ("Production");

         d) all contracts and agreements (other than the Lease) to the extent transferable that are attributable to the ownership or operation of the Assigned Interests, including, without limitation, the following (collectively, the "Contracts"):

                  (i) any and all contracts and agreements, operating agreements, participation agreements, unit, pooling and communitization agreement and declarations, hydrocarbon purchase and sale agreements, farmin or farmout agreements, bottom-hole contribution agreements, balancing agreements, processing agreements, gathering agreements, compression agreements, transportation agreements, gathering agreements, compression agreements, transportation agreements, and any other contracts and agreements that are attributable to the ownership or operation of the Assigned Interests;

         e) all orders, permits and easements that are attributable to the Assigned Interests ("Permits");


                                                              Exhibit B-6 page 2

         f) all other rights, privileges, benefits, powers and obligations conferred or imposed upon Assignor as the owner of the Assigned Interests ("Rights"); and

         g) to the extent attributable to the Assigned Interests and not prohibited by law or an agreement to which Assignor is a party, the rights to the original records in the possession of
                  Assignor:  (i) lease and land  records,  (ii)  geological  and geophysical records, (iii) operations, production and engineering records, (iv) accounting records, and (v) facility and well records (collectively the "Records").

         For purposes of this Assignment, the Assigned Interests, Platforms, Equipment, Production, Contracts, Permits, Rights and Records are collectively referred to as the "Assets".

         By acceptance of this Assignment, Assignee acknowledges the existence of, and agrees to be bound by all of the terms and conditions contained in the following:

         a)       The Lease;

         b) Purchase and Sale Agreement dated June 28, 2002 and effective July 1, 2002 at 7:00 a.m. Central Standard Time, by and between American Resources Offshore, Inc., as Seller, and Newfield Exploration Company, as Buyer (the "PSA");

         c) Declaration of Rights III dated effective September 27, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, PNC Bank National Associates and Newfield Exploration Company, regarding OCS-G 1898;

         d) Declaration of Rights dated effective July 1, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc. and Bank of Montreal, regarding OCS-G 1898;

         e) Declaration of Rights II dated effective November 22, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc., Bank of Montreal and Newfield Exploration Company, regarding OCS-G 1898;

         f)       Farmout  Agreement  dated  June  21,  1994,   between  Century
                  Offshore  Management   Corporation  and  Settle  Oil  and  Gas
                  Company, regarding OCS-G 1898;

         g) Farmout Agreement dated June 13, 1991, by and between Conoco Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         h)       Farmout  Agreement  dated June 13,  1991,  by and  between OXY
                  U.S.A., Inc. and Century Offshore Management Corporation covering OCS-G 1898;



                                                              Exhibit B-6 page 3

         i) Joint Operating Agreement dated August 1, 1994, between Newfield Exploration Company (Operator), and Century Offshore Management Corporation, et al. (Non-Operators), covering W/2 Block 148, South Timbalier Area, Offshore, Louisiana;

         j) Operating Agreement dated January 1, 1989, by and between Conoco Inc. and OXY U.S.A., Inc. covering the West-half (1/2) of South Timbalier Block 148;

         k) Ownership and Operating Agreement dated November 25, 1980, by and between Conoco Inc., OXY U.S.A., Inc. and Texaco Producing Company covering South Timbalier Field 176 production facilities;

         l)       Agreement   dated  June   21,1994,   by  and  among   Newfield
                  Exploration Company, Settle Oil and Gas Company and Century Offshore Management Corporation, regarding OCS-G l898;

         m) Participation Agreement dated effective as of September 27, 1993, by and among Newfield Exploration Company, Settle Oil and Gas Company and Century Management Corporation covering OCS-G 1898;

         n) Letter Agreement entered into March 25, 1988, by and between Conoco Inc. and OXY U.S., addressing OXY's approval to utilize gas produced from South Timbalier Block 146 "A" platform to provide Gas-Lift gas to South Timbalier 148 "A" platform;

         o) Letter Agreement entered into July 7, 1983, by and between Conoco Inc., Texaco Producing Co., and OXY U.S.A., Inc. regarding Texaco's use of the 4 1/2" OD pipeline;

         p) Crude Oil Contract with Cities Service Oil and Gas Corporation, as Seller, and Citgo Petroleum Corporation, as Buyer, effective September 1, 1983, and covering oil and field separated liquids;

         q) Operating Agreement effective September 1, 1972, by and between Amoco Production Company, Conoco Inc. and OXY U.S.A., Inc. regarding that 4 1/2" OD pipeline commencing at Amoco's South Timbalier Block 161 "A" Platform and extending to and tied into Chevron's 10" pipeline in South Timbalier Block 161;

         r) Purchase and Sale Agreement, dated effective July 1, 1996, by and between Century Offshore Management Corporation (seller) and Southern Gas Company of Delaware, Inc. (buyer), covering the sale of interest in OCS-G 1898, Block 148 W/2, South Timbalier Area, Offshore Louisiana;

         s) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Oxy U.S.A. Inc. and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;


                                                              Exhibit B-6 page 4

         t) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Cities Service Oil Company and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;


This Assignment is made without any warranty of title, express, implied or statutory, even for return of any consideration paid therefor; provided only that subject to the permitted encumbrances (if any), Assignor shall warrant and defend title against all claims and demands of all persons whomever claiming title to the Assigned Interests by, through or under Assignor, but not otherwise, and only to the extent set forth in the PSA. Assignee acknowledges that (i) it has had access to the Assets and the employees of Assignor and the opportunity to inspect the Assets, and (ii) in making its decision to enter into the PSA and consummate the transactions contemplated thereby, Assignee has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Assignor set forth in the PSA and the special warranty of title made herein. Accordingly, Assignee acknowledges that Assignor has not made, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE) RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (B) ANY INFRINGEMENT BY ASSIGNOR OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR


                                                              Exhibit B-6 page 5

OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY ASSIGNEE THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS", WITH ALL FAULTS.

         This Assignment is made in accordance with the PSA and all provisions of said PSA are incorporated herein by reference for all purposes as if copied in extenso. In the event of a conflict between the terms of this Assignment and the PSA, the terms of the PSA shall control.

         This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument by signing any such counterpart.

         This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

         IN WITNESS WHEREOF, this Assignment is executed before the undersigned competent witnesses by the parties on the dates set forth in their respective acknowledgements hereinbelow; but shall be effective for all purposes on the 1st day of July 2002, at 7:00 a.m., Central Standard Time ("Effective Date").

                                                ASSIGNOR:

WITNESSES:                                     AMERICAN RESOURCES OFFSHORE, INC.
                                               GOM No. 1937

                                               By: _____________________________
_____________________________                  Name:____________________________
                                               Title:___________________________

_____________________________



                                                              Exhibit B-6 page 6

                                                ASSIGNEE:

WITNESSES:                                     NEWFIELD EXPLORATION COMPANY
                                               GOM No. 1364

                                               By: _____________________________
_____________________________                         W. M. Blumenshine
                                                      Attorney in Fact

_____________________________









                                                              Exhibit B-6 page 7

STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the person whose name is subscribed to the foregoing instrument as _______________ of AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________




STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned  authority,  on this day personally appeared
W. M. Blumenshine, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney in Fact of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________





                                                              Exhibit B-6 page 8

                                  EXHIBIT "B-7"
                                  -------------
  Attached to and made apart of that certain Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"

--------------------------------------------------------------------------------

                                                  South Timbalier Area Block 148
                                                                      OCS-G 1898


                         ASSIGNMENT OF OPERATING RIGHTS
                         ------------------------------



UNITED STATES OF AMERICA   ss.
OUTER CONTINENTAL SHELF    ss.      KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA         ss.


SOUTH TIMBALIER AREA       ss.


         This Assignment of Operating Rights ("Assignment") is made by AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, whose address is 801 Travis Street, Suite 2100, Houston, Texas 77002 (hereinafter referred to as "Assignor") in favor of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, whose address is 363 N. Sam Houston Pkwy. E. Suite 2020, Houston, Texas 77060 (hereinafter referred to as "Assignee").

                                   WITNESSETH
                                   ----------

         In consideration of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor by these presents does hereby CONVEY, TRANSFER and ASSIGN to Assignee, subject to the further provisions hereof, all of Assignor's operating rights interest, being an undivided 9.00000% operating rights interest ("Assigned Interests"), in the following described oil and gas lease:


                                                              Exhibit B-7 page 1

         OCS-G 1898, Oil and Gas Lease dated effective March 1, 1969, granted by the United States Department of the Interior, Bureau of Land Management, as Lessor, in favor of Continental Oil Company and Cities Service Oil Company, as Lessee, covering Block 148, West Half, South Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres, INSOFAR AND ONLY INSOFAR as it covers the NW/4 SE/4 SW/4 of Block 148, and further limited to those depths below 14,000 feet SUBSEA (the "Lease").

         and a like interest in and to the following, insofar and only insofar as same pertains to the Assigned Interests:

         a) all platforms that are located on, or presently used in connection with the drilling for, or operation, production, treatment or transportation of gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons from the Lease (the "Platforms");

         b) all wells, wellbores, pipes, pipelines, gathering lines, compressors, materials, inventory, facilities, supplies and equipment and any and all other personal, real, movable and immovable property, fixtures or equipment that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Lease, and any replacements, attachments or accessories now or hereafter attached, added or affixed (the "Equipment");

         c)       all  Hydrocarbons   attributable  to  the  Assigned  Interests
                  produced on and after the Effective Date, as hereinafter defined ("Production");

         d) all contracts and agreements (other than the Lease) to the extent transferable that are attributable to the ownership or operation of the Assigned Interests, including, without limitation, the following (collectively, the "Contracts"):

                  (i) any and all contracts and agreements, operating agreements, participation agreements, unit, pooling and communitization agreement and declarations, hydrocarbon purchase and sale agreements, farmin or farmout agreements, bottom-hole contribution agreements, balancing agreements, processing agreements, gathering agreements, compression agreements, transportation agreements, gathering agreements, compression agreements, transportation agreements, and any other contracts and agreements that are attributable to the ownership or operation of the Assigned Interests;

         e) all orders, permits and easements that are attributable to the Assigned Interests ("Permits");


                                                              Exhibit B-7 page 2

         f) all other rights, privileges, benefits, powers and obligations conferred or imposed upon Assignor as the owner of the Assigned Interests ("Rights"); and

         g) to the extent attributable to the Assigned Interests and not prohibited by law or an agreement to which Assignor is a party, the rights to the original records in the possession of
                  Assignor:  (i) lease and land  records,  (ii)  geological  and geophysical records, (iii) operations, production and engineering records, (iv) accounting records, and (v) facility and well records (collectively the "Records").

         For purposes of this Assignment, the Assigned Interests, Platforms, Equipment, Production, Contracts, Permits, Rights and Records are collectively referred to as the "Assets".

         By acceptance of this Assignment, Assignee acknowledges the existence of, and agrees to be bound by all of the terms and conditions contained in the following:

         a)       The Lease;

         b) Purchase and Sale Agreement dated June 28, 2002 and effective July 1, 2002 at 7:00 a.m. Central Standard Time, by and between American Resources Offshore, Inc., as Seller, and Newfield Exploration Company, as Buyer (the "PSA");

         c) Declaration of Rights III dated effective September 27, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, PNC Bank National Associates and Newfield Exploration Company, regarding OCS-G 1898;

         d) Declaration of Rights dated effective July 1, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc. and Bank of Montreal, regarding OCS-G 1898;

         e) Declaration of Rights II dated effective November 22, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc., Bank of Montreal and Newfield Exploration Company, regarding OCS-G 1898;

         f)       Farmout  Agreement  dated  June  21,  1994,   between  Century
                  Offshore  Management   Corporation  and  Settle  Oil  and  Gas
                  Company, regarding OCS-G 1898;

         g) Farmout Agreement dated June 13, 1991, by and between Conoco Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         h)       Farmout  Agreement  dated June 13,  1991,  by and  between OXY
                  U.S.A., Inc. and Century Offshore Management Corporation covering OCS-G 1898;


                                                              Exhibit B-7 page 3

         i) Joint Operating Agreement dated August 1, 1994, between Newfield Exploration Company (Operator), and Century Offshore Management Corporation, et al. (Non-Operators), covering W/2 Block 148, South Timbalier Area, Offshore, Louisiana;

         j) Operating Agreement dated January 1, 1989, by and between Conoco Inc. and OXY U.S.A., Inc. covering the West-half (1/2) of South Timbalier Block 148;

         k) Ownership and Operating Agreement dated November 25, 1980, by and between Conoco Inc., OXY U.S.A., Inc. and Texaco Producing Company covering South Timbalier Field 176 production facilities;

         l)       Agreement   dated  June   21,1994,   by  and  among   Newfield
                  Exploration Company, Settle Oil and Gas Company and Century Offshore Management Corporation, regarding OCS-G l898;

         m) Participation Agreement dated effective as of September 27, 1993, by and among Newfield Exploration Company, Settle Oil and Gas Company and Century Management Corporation covering OCS-G 1898;

         n) Letter Agreement entered into March 25, 1988, by and between Conoco Inc. and OXY U.S., addressing OXY's approval to utilize gas produced from South Timbalier Block 146 "A" platform to provide Gas-Lift gas to South Timbalier 148 "A" platform;

         o) Letter Agreement entered into July 7, 1983, by and between Conoco Inc., Texaco Producing Co., and OXY U.S.A., Inc. regarding Texaco's use of the 4 1/2" OD pipeline;

         p) Crude Oil Contract with Cities Service Oil and Gas Corporation, as Seller, and Citgo Petroleum Corporation, as Buyer, effective September 1, 1983, and covering oil and field separated liquids;

         q) Operating Agreement effective September 1, 1972, by and between Amoco Production Company, Conoco Inc. and OXY U.S.A., Inc. regarding that 4 1/2" OD pipeline commencing at Amoco's South Timbalier Block 161 "A" Platform and extending to and tied into Chevron's 10" pipeline in South Timbalier Block 161;

         r) Purchase and Sale Agreement, dated effective July 1, 1996, by and between Century Offshore Management Corporation (seller) and Southern Gas Company of Delaware, Inc. (buyer), covering the sale of interest in OCS-G 1898, Block 148 W/2, South Timbalier Area, Offshore Louisiana;

         s) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Oxy U.S.A. Inc. and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;


                                                              Exhibit B-7 page 4

         t) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Cities Service Oil Company and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;

         This Assignment is made without any warranty of title, express, implied or statutory, even for return of any consideration paid therefor; provided only that subject to the permitted encumbrances (if any), Assignor shall warrant and defend title against all claims and demands of all persons whomever claiming title to the Assigned Interests by, through or under Assignor, but not otherwise, and only to the extent set forth in the PSA. Assignee acknowledges that (i) it has had access to the Assets and the employees of Assignor and the opportunity to inspect the Assets, and (ii) in making its decision to enter into the PSA and consummate the transactions contemplated thereby, Assignee has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Assignor set forth in the PSA and the special warranty of title made herein. Accordingly, Assignee acknowledges that Assignor has not made, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE) RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (B) ANY INFRINGEMENT BY ASSIGNOR OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR


                                                              Exhibit B-7 page 5

OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY ASSIGNEE THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS", WITH ALL FAULTS.

         This Assignment is made in accordance with the PSA and all provisions of said PSA are incorporated herein by reference for all purposes as if copied in extenso. In the event of a conflict between the terms of this Assignment and the PSA, the terms of the PSA shall control.

         This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument by signing any such counterpart.

         This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

         IN WITNESS WHEREOF, this Assignment is executed before the undersigned competent witnesses by the parties on the dates set forth in their respective acknowledgements hereinbelow; but shall be effective for all purposes on the 1st day of July 2002, at 7:00 a.m., Central Standard Time ("Effective Date").

                                                ASSIGNOR:

WITNESSES:                                     AMERICAN RESOURCES OFFSHORE, INC.
                                               GOM No. 1937

                                               By: _____________________________
_____________________________                  Name:____________________________
                                               Title:___________________________

_____________________________



                                                              Exhibit B-7 page 6

                                                ASSIGNEE:

WITNESSES:                                     NEWFIELD EXPLORATION COMPANY
                                               GOM No. 1364

                                               By: _____________________________
_____________________________                         W. M. Blumenshine
                                                      Attorney in Fact

_____________________________









                                                              Exhibit B-7 page 7

STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the person whose name is subscribed to the foregoing instrument as _______________ of AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________




STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned  authority,  on this day personally appeared
W. M. Blumenshine, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney in Fact of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________





                                                              Exhibit B-7 page 8

                                  EXHIBIT "B-8"
                                  -------------

  Attached to and made apart of that certain Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"


--------------------------------------------------------------------------------


                                                  South Timbalier Area Block 148
                                                                      OCS-G 1898


                         ASSIGNMENT OF OPERATING RIGHTS
                         ------------------------------



UNITED STATES OF AMERICA   ss.
OUTER CONTINENTAL SHELF    ss.      KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA         ss.


SOUTH TIMBALIER AREA       ss.


         This Assignment of Operating Rights ("Assignment") is made by AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, whose address is 801 Travis Street, Suite 2100, Houston, Texas 77002 (hereinafter referred to as "Assignor") in favor of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, whose address is 363 N. Sam Houston Pkwy. E. Suite 2020, Houston, Texas 77060 (hereinafter referred to as "Assignee").

                                   WITNESSETH
                                   ----------

         In consideration of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor by these presents does hereby CONVEY, TRANSFER and ASSIGN to Assignee, subject to the further provisions hereof, all of Assignor's operating rights interest, being an undivided 9.00000% operating rights interest ("Assigned Interests"), in the following described oil and gas lease:



                                                              Exhibit B-8 page 1

         OCS-G 1898, Oil and Gas Lease dated effective March 1, 1969, granted by the United States Department of the Interior, Bureau of Land Management, as Lessor, in favor of Continental Oil Company and Cities Service Oil Company, as Lessee, covering Block 148, West Half, South Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres, INSOFAR AND ONLY INSOFAR as it covers the NW/4 SE/4 SW/4 of Block 148, and further limited to those depths from the surface down to 14,000 feet SUBSEA (the "Lease").

         and a like interest in and to the following, insofar and only insofar as same pertains to the Assigned Interests:

         a) all platforms that are located on, or presently used in connection with the drilling for, or operation, production, treatment or transportation of gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons from the Lease (the "Platforms");

         b) all wells, wellbores, pipes, pipelines, gathering lines, compressors, materials, inventory, facilities, supplies and equipment and any and all other personal, real, movable and immovable property, fixtures or equipment that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Lease, and any replacements, attachments or accessories now or hereafter attached, added or affixed (the "Equipment");

         c)       all  Hydrocarbons   attributable  to  the  Assigned  Interests
                  produced on and after the Effective Date, as hereinafter defined ("Production");

         d) all contracts and agreements (other than the Lease) to the extent transferable that are attributable to the ownership or operation of the Assigned Interests, including, without limitation, the following (collectively, the "Contracts"):

                  (i) any and all contracts and agreements, operating agreements, participation agreements, unit, pooling and communitization agreement and declarations, hydrocarbon purchase and sale agreements, farmin or farmout agreements, bottom-hole contribution agreements, balancing agreements, processing agreements, gathering agreements, compression agreements, transportation agreements, gathering agreements, compression agreements, transportation agreements, and any other contracts and agreements that are attributable to the ownership or operation of the Assigned Interests;

         e) all orders, permits and easements that are attributable to the Assigned Interests ("Permits");


                                                              Exhibit B-8 page 2

         f) all other rights, privileges, benefits, powers and obligations conferred or imposed upon Assignor as the owner of the Assigned Interests ("Rights"); and

         g) to the extent attributable to the Assigned Interests and not prohibited by law or an agreement to which Assignor is a party, the rights to the original records in the possession of
                  Assignor:  (i) lease and land  records,  (ii)  geological  and geophysical records, (iii) operations, production and engineering records, (iv) accounting records, and (v) facility and well records (collectively the "Records").

         For purposes of this Assignment, the Assigned Interests, Platforms, Equipment, Production, Contracts, Permits, Rights and Records are collectively referred to as the "Assets".

         By acceptance of this Assignment, Assignee acknowledges the existence of, and agrees to be bound by all of the terms and conditions contained in the following:

         a)       The Lease;

         b) Purchase and Sale Agreement dated June 28, 2002 and effective July 1, 2002 at 7:00 a.m. Central Standard Time, by and between American Resources Offshore, Inc., as Seller, and Newfield Exploration Company, as Buyer (the "PSA");

         c) Declaration of Rights III dated effective September 27, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, PNC Bank National Associates and Newfield Exploration Company, regarding OCS-G 1898;

         d) Declaration of Rights dated effective July 1, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc. and Bank of Montreal, regarding OCS-G 1898;

         e) Declaration of Rights II dated effective November 22, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc., Bank of Montreal and Newfield Exploration Company, regarding OCS-G 1898;

         f)       Farmout  Agreement  dated  June  21,  1994,   between  Century
                  Offshore  Management   Corporation  and  Settle  Oil  and  Gas
                  Company, regarding OCS-G 1898;

         g) Farmout Agreement dated June 13, 1991, by and between Conoco Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         h)       Farmout  Agreement  dated June 13,  1991,  by and  between OXY
                  U.S.A., Inc. and Century Offshore Management Corporation covering OCS-G 1898;



                                                              Exhibit B-8 page 3

         i) Joint Operating Agreement dated August 1, 1994, between Newfield Exploration Company (Operator), and Century Offshore Management Corporation, et al. (Non-Operators), covering W/2 Block 148, South Timbalier Area, Offshore, Louisiana;

         j) Operating Agreement dated January 1, 1989, by and between Conoco Inc. and OXY U.S.A., Inc. covering the West-half (1/2) of South Timbalier Block 148;

         k) Ownership and Operating Agreement dated November 25, 1980, by and between Conoco Inc., OXY U.S.A., Inc. and Texaco Producing Company covering South Timbalier Field 176 production facilities;

         l)       Agreement   dated  June   21,1994,   by  and  among   Newfield
                  Exploration Company, Settle Oil and Gas Company and Century Offshore Management Corporation, regarding OCS-G l898;

         m) Participation Agreement dated effective as of September 27, 1993, by and among Newfield Exploration Company, Settle Oil and Gas Company and Century Management Corporation covering OCS-G 1898;

         n) Letter Agreement entered into March 25, 1988, by and between Conoco Inc. and OXY U.S., addressing OXY's approval to utilize gas produced from South Timbalier Block 146 "A" platform to provide Gas-Lift gas to South Timbalier 148 "A" platform;

         o) Letter Agreement entered into July 7, 1983, by and between Conoco Inc., Texaco Producing Co., and OXY U.S.A., Inc. regarding Texaco's use of the 4 1/2" OD pipeline;

         p) Crude Oil Contract with Cities Service Oil and Gas Corporation, as Seller, and Citgo Petroleum Corporation, as Buyer, effective September 1, 1983, and covering oil and field separated liquids;

         q) Operating Agreement effective September 1, 1972, by and between Amoco Production Company, Conoco Inc. and OXY U.S.A., Inc. regarding that 4 1/2" OD pipeline commencing at Amoco's South Timbalier Block 161 "A" Platform and extending to and tied into Chevron's 10" pipeline in South Timbalier Block 161;

         r) Purchase and Sale Agreement, dated effective July 1, 1996, by and between Century Offshore Management Corporation (seller) and Southern Gas Company of Delaware, Inc. (buyer), covering the sale of interest in OCS-G 1898, Block 148 W/2, South Timbalier Area, Offshore Louisiana;

         s) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Oxy U.S.A. Inc. and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;


                                                              Exhibit B-8 page 4

         t) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Cities Service Oil Company and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;


         This Assignment is made without any warranty of title, express, implied or statutory, even for return of any consideration paid therefor; provided only that subject to the permitted encumbrances (if any), Assignor shall warrant and defend title against all claims and demands of all persons whomever claiming title to the Assigned Interests by, through or under Assignor, but not otherwise, and only to the extent set forth in the PSA. Assignee acknowledges that (i) it has had access to the Assets and the employees of Assignor and the opportunity to inspect the Assets, and (ii) in making its decision to enter into the PSA and consummate the transactions contemplated thereby, Assignee has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Assignor set forth in the PSA and the special warranty of title made herein. Accordingly, Assignee acknowledges that Assignor has not made, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE) RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (B) ANY INFRINGEMENT BY ASSIGNOR OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR


                                                              Exhibit B-8 page 5

OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY ASSIGNEE THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS", WITH ALL FAULTS.

         This Assignment is made in accordance with the PSA and all provisions of said PSA are incorporated herein by reference for all purposes as if copied in extenso. In the event of a conflict between the terms of this Assignment and the PSA, the terms of the PSA shall control.

         This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument by signing any such counterpart.

         This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

         IN WITNESS WHEREOF, this Assignment is executed before the undersigned competent witnesses by the parties on the dates set forth in their respective acknowledgements hereinbelow; but shall be effective for all purposes on the 1st day of July 2002, at 7:00 a.m., Central Standard Time ("Effective Date").

                                                ASSIGNOR:

WITNESSES:                                     AMERICAN RESOURCES OFFSHORE, INC.
                                               GOM No. 1937

                                               By: _____________________________
_____________________________                  Name:____________________________
                                               Title:___________________________

_____________________________



                                                              Exhibit B-8 page 6

                                                ASSIGNEE:

WITNESSES:                                     NEWFIELD EXPLORATION COMPANY
                                               GOM No. 1364

                                               By: _____________________________
_____________________________                         W. M. Blumenshine
                                                      Attorney in Fact

_____________________________









                                                              Exhibit B-8 page 7

STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the person whose name is subscribed to the foregoing instrument as _______________ of AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________




STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned  authority,  on this day personally appeared
W. M. Blumenshine, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney in Fact of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________





                                                              Exhibit B-8 page 8

                                 EXHIBIT "B-9"
                                 -------------

  Attached to and made apart of that certain Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"

--------------------------------------------------------------------------------

                                                  South Timbalier Area Block 148
                                                                      OCS-G 1898


                         ASSIGNMENT OF OPERATING RIGHTS
                         ------------------------------



UNITED STATES OF AMERICA   ss.
OUTER CONTINENTAL SHELF    ss.      KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA         ss.


SOUTH TIMBALIER AREA       ss.


         This Assignment of Operating Rights ("Assignment") is made by AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, whose address is 801 Travis Street, Suite 2100, Houston, Texas 77002 (hereinafter referred to as "Assignor") in favor of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, whose address is 363 N. Sam Houston Pkwy. E. Suite 2020, Houston, Texas 77060 (hereinafter referred to as "Assignee").

                                   WITNESSETH
                                   ----------

         In consideration of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor by these presents does hereby CONVEY, TRANSFER and ASSIGN to Assignee, subject to the further provisions hereof, all of Assignor's operating rights interest, being an undivided 9.00000% operating rights interest ("Assigned Interests"), in the following described oil and gas lease:



                                                              Exhibit B-9 page 1

         OCS-G 1898, Oil and Gas Lease dated effective March 1, 1969, granted by the United States Department of the Interior, Bureau of Land Management, as Lessor, in favor of Continental Oil Company and Cities Service Oil Company, as Lessee, covering Block 148, West Half, South Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres, INSOFAR AND ONLY INSOFAR AS it covers the operating rights of NW/4 of the NE/4 of the SW/4 Block 148, and further limited to those depths below 14,000 feet SUBSEA (the "Lease").

         and a like interest in and to the following, insofar and only insofar as same pertains to the Assigned Interests:

         a) all platforms that are located on, or presently used in connection with the drilling for, or operation, production, treatment or transportation of gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons from the Lease (the "Platforms");

         b) all wells, wellbores, pipes, pipelines, gathering lines, compressors, materials, inventory, facilities, supplies and equipment and any and all other personal, real, movable and immovable property, fixtures or equipment that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Lease, and any replacements, attachments or accessories now or hereafter attached, added or affixed (the "Equipment");

         c)       all  Hydrocarbons   attributable  to  the  Assigned  Interests
                  produced on and after the Effective Date, as hereinafter defined ("Production");

         d) all contracts and agreements (other than the Lease) to the extent transferable that are attributable to the ownership or operation of the Assigned Interests, including, without limitation, the following (collectively, the "Contracts"):

                  (i) any and all contracts and agreements, operating agreements, participation agreements, unit, pooling and communitization agreement and declarations, hydrocarbon purchase and sale agreements, farmin or farmout agreements, bottom-hole contribution agreements, balancing agreements, processing agreements, gathering agreements, compression agreements, transportation agreements, gathering agreements, compression agreements, transportation agreements, and any other contracts and agreements that are attributable to the ownership or operation of the Assigned Interests;

         e) all orders, permits and easements that are attributable to the Assigned Interests ("Permits");



                                                              Exhibit B-9 page 2

         f) all other rights, privileges, benefits, powers and obligations conferred or imposed upon Assignor as the owner of the Assigned Interests ("Rights"); and

         g) to the extent attributable to the Assigned Interests and not prohibited by law or an agreement to which Assignor is a party, the rights to the original records in the possession of
                  Assignor:  (i) lease and land  records,  (ii)  geological  and geophysical records, (iii) operations, production and engineering records, (iv) accounting records, and (v) facility and well records (collectively the "Records").

         For purposes of this Assignment, the Assigned Interests, Platforms, Equipment, Production, Contracts, Permits, Rights and Records are collectively referred to as the "Assets".

         By acceptance of this Assignment, Assignee acknowledges the existence of, and agrees to be bound by all of the terms and conditions contained in the following:

         a)       The Lease;

         b) Purchase and Sale Agreement dated June 28, 2002 and effective July 1, 2002 at 7:00 a.m. Central Standard Time, by and between American Resources Offshore, Inc., as Seller, and Newfield Exploration Company, as Buyer (the "PSA");

         c) Declaration of Rights III dated effective September 27, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, PNC Bank National Associates and Newfield Exploration Company, regarding OCS-G 1898;

         d) Declaration of Rights dated effective July 1, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc. and Bank of Montreal, regarding OCS-G 1898;

         e) Declaration of Rights II dated effective November 22, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc., Bank of Montreal and Newfield Exploration Company, regarding OCS-G 1898;

         f)       Farmout  Agreement  dated  June  21,  1994,   between  Century
                  Offshore  Management   Corporation  and  Settle  Oil  and  Gas
                  Company, regarding OCS-G 1898;

         g) Farmout Agreement dated June 13, 1991, by and between Conoco Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         h)       Farmout  Agreement  dated June 13,  1991,  by and  between OXY
                  U.S.A., Inc. and Century Offshore Management Corporation covering OCS-G 1898;



                                                              Exhibit B-9 page 3

         i) Joint Operating Agreement dated August 1, 1994, between Newfield Exploration Company (Operator), and Century Offshore Management Corporation, et al. (Non-Operators), covering W/2 Block 148, South Timbalier Area, Offshore, Louisiana;

         j) Operating Agreement dated January 1, 1989, by and between Conoco Inc. and OXY U.S.A., Inc. covering the West-half (1/2) of South Timbalier Block 148;

         k) Ownership and Operating Agreement dated November 25, 1980, by and between Conoco Inc., OXY U.S.A., Inc. and Texaco Producing Company covering South Timbalier Field 176 production facilities;

         l)       Agreement   dated  June   21,1994,   by  and  among   Newfield
                  Exploration Company, Settle Oil and Gas Company and Century Offshore Management Corporation, regarding OCS-G l898;

         m) Participation Agreement dated effective as of September 27, 1993, by and among Newfield Exploration Company, Settle Oil and Gas Company and Century Management Corporation covering OCS-G 1898;

         n) Letter Agreement entered into March 25, 1988, by and between Conoco Inc. and OXY U.S., addressing OXY's approval to utilize gas produced from South Timbalier Block 146 "A" platform to provide Gas-Lift gas to South Timbalier 148 "A" platform;

         o) Letter Agreement entered into July 7, 1983, by and between Conoco Inc., Texaco Producing Co., and OXY U.S.A., Inc. regarding Texaco's use of the 4 1/2" OD pipeline;

         p) Crude Oil Contract with Cities Service Oil and Gas Corporation, as Seller, and Citgo Petroleum Corporation, as Buyer, effective September 1, 1983, and covering oil and field separated liquids;

         q) Operating Agreement effective September 1, 1972, by and between Amoco Production Company, Conoco Inc. and OXY U.S.A., Inc. regarding that 4 1/2" OD pipeline commencing at Amoco's South Timbalier Block 161 "A" Platform and extending to and tied into Chevron's 10" pipeline in South Timbalier Block 161;

         r) Purchase and Sale Agreement, dated effective July 1, 1996, by and between Century Offshore Management Corporation (seller) and Southern Gas Company of Delaware, Inc. (buyer), covering the sale of interest in OCS-G 1898, Block 148 W/2, South Timbalier Area, Offshore Louisiana;

         s) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Oxy U.S.A. Inc. and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;


                                                              Exhibit B-9 page 4

         t) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Cities Service Oil Company and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;


         This Assignment is made without any warranty of title, express, implied or statutory, even for return of any consideration paid therefor; provided only that subject to the permitted encumbrances (if any), Assignor shall warrant and defend title against all claims and demands of all persons whomever claiming title to the Assigned Interests by, through or under Assignor, but not otherwise, and only to the extent set forth in the PSA. Assignee acknowledges that (i) it has had access to the Assets and the employees of Assignor and the opportunity to inspect the Assets, and (ii) in making its decision to enter into the PSA and consummate the transactions contemplated thereby, Assignee has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Assignor set forth in the PSA and the special warranty of title made herein. Accordingly, Assignee acknowledges that Assignor has not made, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE) RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (B) ANY INFRINGEMENT BY ASSIGNOR OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR


                                                              Exhibit B-9 page 5

OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY ASSIGNEE THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS", WITH ALL FAULTS.

         This Assignment is made in accordance with the PSA and all provisions of said PSA are incorporated herein by reference for all purposes as if copied in extenso. In the event of a conflict between the terms of this Assignment and the PSA, the terms of the PSA shall control.

         This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument by signing any such counterpart.

         This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

         IN WITNESS WHEREOF, this Assignment is executed before the undersigned competent witnesses by the parties on the dates set forth in their respective acknowledgements hereinbelow; but shall be effective for all purposes on the 1st day of July 2002, at 7:00 a.m., Central Standard Time ("Effective Date").

                                                ASSIGNOR:

WITNESSES:                                     AMERICAN RESOURCES OFFSHORE, INC.
                                               GOM No. 1937

                                               By: _____________________________
_____________________________                  Name:____________________________
                                               Title:___________________________

_____________________________



                                                              Exhibit B-9 page 6

                                                ASSIGNEE:

WITNESSES:                                     NEWFIELD EXPLORATION COMPANY
                                               GOM No. 1364

                                               By: _____________________________
_____________________________                         W. M. Blumenshine
                                                      Attorney in Fact

_____________________________









                                                              Exhibit B-9 page 7

STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the person whose name is subscribed to the foregoing instrument as _______________ of AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________




STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned  authority,  on this day personally appeared
W. M. Blumenshine, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney in Fact of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________





                                                              Exhibit B-9 page 8

                                 EXHIBIT "B-10"
                                 --------------

  Attached to and made apart of that certain Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"


--------------------------------------------------------------------------------

                                                  South Timbalier Area Block 148
                                                                      OCS-G 1898


                         ASSIGNMENT OF OPERATING RIGHTS
                         ------------------------------



UNITED STATES OF AMERICA   ss.
OUTER CONTINENTAL SHELF    ss.      KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA         ss.


SOUTH TIMBALIER AREA       ss.


         This Assignment of Operating Rights ("Assignment") is made by AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, whose address is 801 Travis Street, Suite 2100, Houston, Texas 77002 (hereinafter referred to as "Assignor") in favor of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, whose address is 363 N. Sam Houston Pkwy. E. Suite 2020, Houston, Texas 77060 (hereinafter referred to as "Assignee").

                                   WITNESSETH
                                   ----------

         In consideration of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor by these presents does hereby CONVEY, TRANSFER and ASSIGN to Assignee, subject to the further provisions hereof, all of Assignor's operating rights interest, being an undivided 1.00000% operating rights interest ("Assigned Interests"), in the following described oil and gas lease:



                                                             Exhibit B-10 page 1

         OCS-G 1898, Oil and Gas Lease dated effective March 1, 1969, granted by the United States Department of the Interior, Bureau of Land Management, as Lessor, in favor of Continental Oil Company and Cities Service Oil Company, as Lessee, covering Block 148, West Half, South Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres, INSOFAR AND ONLY INSOFAR AS it covers the operating rights of NW/4 of the NW/4 of the SW/4 Block 148, and further limited to those depths from the surface down to 14,000 feet SUBSEA (the "Lease").

         and a like interest in and to the following, insofar and only insofar as same pertains to the Assigned Interests:

         a) all platforms that are located on, or presently used in connection with the drilling for, or operation, production, treatment or transportation of gas, oil, casinghead gas, drip gasoline, natural gasoline and all other liquid and gaseous hydrocarbons from the Lease (the "Platforms");

         b) all wells, wellbores, pipes, pipelines, gathering lines, compressors, materials, inventory, facilities, supplies and equipment and any and all other personal, real, movable and immovable property, fixtures or equipment that are located on, or presently used in connection with, the drilling for, or operation, production, treatment or transportation of, Hydrocarbons from the Lease, and any replacements, attachments or accessories now or hereafter attached, added or affixed (the "Equipment");

         c)       all  Hydrocarbons   attributable  to  the  Assigned  Interests
                  produced on and after the Effective Date, as hereinafter defined ("Production");

         d) all contracts and agreements (other than the Lease) to the extent transferable that are attributable to the ownership or operation of the Assigned Interests, including, without limitation, the following (collectively, the "Contracts"):

                  (i) any and all contracts and agreements, operating agreements, participation agreements, unit, pooling and communitization agreement and declarations, hydrocarbon purchase and sale agreements, farmin or farmout agreements, bottom-hole contribution agreements, balancing agreements, processing agreements, gathering agreements, compression agreements, transportation agreements, gathering agreements, compression agreements, transportation agreements, and any other contracts and agreements that are attributable to the ownership or operation of the Assigned Interests;

         e) all orders, permits and easements that are attributable to the Assigned Interests ("Permits");


                                                             Exhibit B-10 page 2

         f) all other rights, privileges, benefits, powers and obligations conferred or imposed upon Assignor as the owner of the Assigned Interests ("Rights"); and

         g) to the extent attributable to the Assigned Interests and not prohibited by law or an agreement to which Assignor is a party, the rights to the original records in the possession of
                  Assignor:  (i) lease and land  records,  (ii)  geological  and geophysical records, (iii) operations, production and engineering records, (iv) accounting records, and (v) facility and well records (collectively the "Records").

         For purposes of this Assignment, the Assigned Interests, Platforms, Equipment, Production, Contracts, Permits, Rights and Records are collectively referred to as the "Assets".

         By acceptance of this Assignment, Assignee acknowledges the existence of, and agrees to be bound by all of the terms and conditions contained in the following:

         a)       The Lease;

         b) Purchase and Sale Agreement dated June 28, 2002 and effective July 1, 2002 at 7:00 a.m. Central Standard Time, by and between American Resources Offshore, Inc., as Seller, and Newfield Exploration Company, as Buyer (the "PSA");

         c) Declaration of Rights III dated effective September 27, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, PNC Bank National Associates and Newfield Exploration Company, regarding OCS-G 1898;

         d) Declaration of Rights dated effective July 1, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc. and Bank of Montreal, regarding OCS-G 1898;

         e) Declaration of Rights II dated effective November 22, 1993, by and between Settle Oil and Gas Company, Century Offshore Management Corporation, BMO Financial Inc., Bank of Montreal and Newfield Exploration Company, regarding OCS-G 1898;

         f)       Farmout  Agreement  dated  June  21,  1994,   between  Century
                  Offshore  Management   Corporation  and  Settle  Oil  and  Gas
                  Company, regarding OCS-G 1898;

         g) Farmout Agreement dated June 13, 1991, by and between Conoco Inc. and Century Offshore Management Corporation covering OCS-G 1898;

         h)       Farmout  Agreement  dated June 13,  1991,  by and  between OXY
                  U.S.A., Inc. and Century Offshore Management Corporation covering OCS-G 1898;



                                                             Exhibit B-10 page 3

         i) Joint Operating Agreement dated August 1, 1994, between Newfield Exploration Company (Operator), and Century Offshore Management Corporation, et al. (Non-Operators), covering W/2 Block 148, South Timbalier Area, Offshore, Louisiana;

         j) Operating Agreement dated January 1, 1989, by and between Conoco Inc. and OXY U.S.A., Inc. covering the West-half (1/2) of South Timbalier Block 148;

         k) Ownership and Operating Agreement dated November 25, 1980, by and between Conoco Inc., OXY U.S.A., Inc. and Texaco Producing Company covering South Timbalier Field 176 production facilities;

         l)       Agreement   dated  June   21,1994,   by  and  among   Newfield
                  Exploration Company, Settle Oil and Gas Company and Century Offshore Management Corporation, regarding OCS-G l898;

         m) Participation Agreement dated effective as of September 27, 1993, by and among Newfield Exploration Company, Settle Oil and Gas Company and Century Management Corporation covering OCS-G 1898;

         n) Letter Agreement entered into March 25, 1988, by and between Conoco Inc. and OXY U.S., addressing OXY's approval to utilize gas produced from South Timbalier Block 146 "A" platform to provide Gas-Lift gas to South Timbalier 148 "A" platform;

         o) Letter Agreement entered into July 7, 1983, by and between Conoco Inc., Texaco Producing Co., and OXY U.S.A., Inc. regarding Texaco's use of the 4 1/2" OD pipeline;

         p) Crude Oil Contract with Cities Service Oil and Gas Corporation, as Seller, and Citgo Petroleum Corporation, as Buyer, effective September 1, 1983, and covering oil and field separated liquids;

         q) Operating Agreement effective September 1, 1972, by and between Amoco Production Company, Conoco Inc. and OXY U.S.A., Inc. regarding that 4 1/2" OD pipeline commencing at Amoco's South Timbalier Block 161 "A" Platform and extending to and tied into Chevron's 10" pipeline in South Timbalier Block 161;

         r) Purchase and Sale Agreement, dated effective July 1, 1996, by and between Century Offshore Management Corporation (seller) and Southern Gas Company of Delaware, Inc. (buyer), covering the sale of interest in OCS-G 1898, Block 148 W/2, South Timbalier Area, Offshore Louisiana;

         s) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Oxy U.S.A. Inc. and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;



                                                             Exhibit B-10 page 4

         t) Purchase and Sale Agreement dated May 31, 1991, effective November 1, 1990, executed by and between Cities Service Oil Company and Century Offshore Management Corporation, covering OCS-G 1898, in which a preferential right to purchase the liquids from the lease was reserved, and which contains a limitation on assignment provisions;

         This Assignment is made without any warranty of title, express, implied or statutory, even for return of any consideration paid therefor; provided only that subject to the permitted encumbrances (if any), Assignor shall warrant and defend title against all claims and demands of all persons whomever claiming title to the Assigned Interests by, through or under Assignor, but not otherwise, and only to the extent set forth in the PSA. Assignee acknowledges that (i) it has had access to the Assets and the employees of Assignor and the opportunity to inspect the Assets, and (ii) in making its decision to enter into the PSA and consummate the transactions contemplated thereby, Assignee has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Assignor set forth in the PSA and the special warranty of title made herein. Accordingly, Assignee acknowledges that Assignor has not made, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE) RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (B) ANY INFRINGEMENT BY ASSIGNOR OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR


                                                             Exhibit B-10 page 5

OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY ASSIGNEE THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS", WITH ALL FAULTS.

         This Assignment is made in accordance with the PSA and all provisions of said PSA are incorporated herein by reference for all purposes as if copied in extenso. In the event of a conflict between the terms of this Assignment and the PSA, the terms of the PSA shall control.

         This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument by signing any such counterpart.

         This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.

         IN WITNESS WHEREOF, this Assignment is executed before the undersigned competent witnesses by the parties on the dates set forth in their respective acknowledgements hereinbelow; but shall be effective for all purposes on the 1st day of July 2002, at 7:00 a.m., Central Standard Time ("Effective Date").

                                                ASSIGNOR:

WITNESSES:                                     AMERICAN RESOURCES OFFSHORE, INC.
                                               GOM No. 1937

                                               By: _____________________________
_____________________________                  Name:____________________________
                                               Title:___________________________

_____________________________



                                                             Exhibit B-10 page 6

                                                ASSIGNEE:

WITNESSES:                                     NEWFIELD EXPLORATION COMPANY
                                               GOM No. 1364

                                               By: _____________________________
_____________________________                         W. M. Blumenshine
                                                      Attorney in Fact

_____________________________









                                                             Exhibit B-10 page 7

STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the person whose name is subscribed to the foregoing instrument as _______________ of AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________




STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned  authority,  on this day personally appeared
W. M. Blumenshine, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney in Fact of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________





                                                             Exhibit B-10 page 8

                                 EXHIBIT "B-11"
                                 --------------

  Attached to and made apart of that certain Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                      and
                    Newfield Exploration Company, as "Buyer"

--------------------------------------------------------------------------------

                                                  South Timbalier Area Block 148
                                                                      OCS-G 1898



                    ASSIGNMENT OF OVERRIDING ROYALTY INTEREST
                    -----------------------------------------

UNITED STATES OF AMERICA   ss.
OUTER CONTINENTAL SHELF    ss.   KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA         ss.
SOUTH TIMBALIER AREA       ss.

         This Assignment of Overriding Royalty Interest ("Assignment") is made by AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, whose address is 801 Travis Street, Suite 2100, Houston, Texas 77002 (hereinafter referred to as "Assignor") in favor of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, whose address is 363 N. Sam Houston Pkwy. E. Suite 2020, Houston, Texas 77060 (hereinafter referred to as "Assignee").

                                   WITNESSETH

         In consideration of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor by these presents does hereby CONVEY, TRANSFER and ASSIGN to Assignee, subject to the further provisions hereof, an undivided 0.2500% Overriding Royalty Interest ("Assigned Interests") in the following described oil and gas lease:


         OCS-G 1898, Oil and Gas Lease dated effective March 1, 1969, granted by the United States Department of the Interior, Bureau of Land Management, as Lessor, in favor of Continental Oil Company and Cities Service Oil Company, as Lessee, covering Block 148, West Half, South Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres, INSOFAR AND ONLY INSOFAR AS it


                                                             Exhibit B-11 page 1
         covers the NE/4 of the NW/4 of the SW/4, SE/4 of the NW/4 of the SW/4, NE/4 of the SW/4 of the SW/4 and SW/4 of the SW/4 of the NE/4 of the SW/4 of Block 148, South Timbalier Area, Offshore Louisiana (the "Lease");

         and a like interest in and to the following, insofar and only insofar as same pertains to the Assigned Interests:

                  (a)      all   Hydrocarbons   attributable   to  the  Assigned
                           Interests produced on and after the Effective Date, as hereinafter defined ("Production").

         By acceptance of this Assignment, Assignee acknowledges the existence of, and agrees to be bound by all of the terms and conditions contained in the following:

         a)       The Lease; and

         b) Purchase and Sale Agreement dated June 28, 2002 and effective July 1, 2002 at 7:00 a.m. Central Standard Time, by and between American Resources Offshore, Inc., as Seller, and Newfield Exploration Company, as Buyer (the "PSA");

         This Assignment is made without any warranty of title, express, implied or statutory, even for return of any consideration paid therefor; provided only that subject to the permitted encumbrances (if any) as defined in the PSA, Assignor shall warrant and defend title against all claims and demands of all persons whomever claiming title to the Assigned Interests by, through or under Assignor, but not otherwise, and only to the extent set forth in the PSA. Assignee acknowledges that (i) it has had access to the Assets and the employees of Assignor and the opportunity to inspect the Assets, and (ii) in making its decision to enter into the PSA and consummate the transactions contemplated thereby, Assignee has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Assignor set forth in the PSA and the special warranty of title made herein. Accordingly, Assignee acknowledges that Assignor has not made, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR


                                                             Exhibit B-11 page 2

OTHERWISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE) RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (B) ANY INFRINGEMENT BY ASSIGNOR OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE
EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY ASSIGNEE THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS", WITH ALL FAULTS.

         This Assignment is made in accordance with the PSA and all provisions of said PSA are incorporated herein by reference for all purposes as if copied in extenso. In the event of a conflict between the terms of this Assignment and the PSA, the terms of the PSA shall control.

         This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument by signing any such counterpart.

         This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.


                                                             Exhibit B-11 page 3

         IN WITNESS WHEREOF, this Assignment is executed before the undersigned competent witnesses by the parties on the dates set forth in their respective acknowledgements hereinbelow, but shall be effective for all purposes on the 1st day of July 2002, at 7:00 a.m. Central Standard Time ("Effective Date").

                                               ASSIGNOR:

WITNESSES:                                     AMERICAN RESOURCES OFFSHORE, INC.
                                               GOM No. 1937

                                               By: _____________________________
_____________________________                  Name:____________________________
                                               Title:___________________________

_____________________________


                                               ASSIGNEE:

WITNESSES:                                     NEWFIELD EXPLORATION COMPANY
                                               GOM No. 1364

                                               By: _____________________________
_____________________________                         W. M. Blumenshine
                                                      Attorney in Fact

_____________________________









                                                             Exhibit B-11 page 4

STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the person whose name is subscribed to the foregoing instrument as _______________ of AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________




STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned  authority,  on this day personally appeared
W. M. Blumenshine, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney in Fact of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________





                                                             Exhibit B-11 page 5

                                 EXHIBIT "B-12"
                                 --------------

  Attached to and made apart of that certain Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"

--------------------------------------------------------------------------------

                                                  South Timbalier Area Block 148
                                                                      OCS-G 1898




                    ASSIGNMENT OF OVERRIDING ROYALTY INTEREST


UNITED STATES OF AMERICA     ss.
OUTER CONTINENTAL SHELF      ss.    KNOW ALL MEN BY THESE PRESENTS:
OFFSHORE LOUISIANA           ss.
SOUTH TIMBALIER AREA         ss.

         This Assignment of Overriding Royalty Interest ("Assignment") is made by AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, whose address is 801 Travis Street, Suite 2100, Houston, Texas 77002 (hereinafter referred to as "Assignor") in favor of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, whose address is 363 N. Sam Houston Pkwy. E. Suite 2020, Houston, Texas 77060 (hereinafter referred to as "Assignee").

                                   WITNESSETH
                                   ----------

         In consideration of One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor by these presents does hereby CONVEY, TRANSFER and ASSIGN to Assignee, subject to the further provisions hereof, an undivided 0.800% Overriding Royalty Interest ("Assigned Interests") in the following described oil and gas lease:

         OCS-G 1898, Oil and Gas Lease dated effective March 1, 1969, granted by the United States Department of the Interior, Bureau of Land Management, as Lessor, in favor of Continental Oil Company and Cities Service Oil Company, as Lessee, covering Block 148, West Half, South Timbalier Area, as shown on OCS Official Leasing Map, Louisiana Map No. 6, containing approximately 2,500 acres, INSOFAR AND ONLY INSOFAR AS it covers the NW/4 of the NW/4 of the SW/4 (the "Lease");




                                                             Exhibit B-12 page 1
         and a like interest in and to the following, insofar and only insofar as same pertains to the Assigned Interests:

                  (b)      all   Hydrocarbons   attributable   to  the  Assigned
                           Interests produced on and after the Effective Date, as hereinafter defined ("Production").

         By acceptance of this Assignment, Assignee acknowledges the existence of, and agrees to be bound by all of the terms and conditions contained in the following:

         a)       The Lease; and

         b) Purchase and Sale Agreement dated June 28, 2002 and effective July 1, 2002 at 7:00 a.m. Central Standard Time, by and between American Resources Offshore, Inc., as Seller, and Newfield Exploration Company, as Buyer (the "PSA");

         This Assignment is made without any warranty of title, express, implied or statutory, even for return of any consideration paid therefor; provided only that subject to the permitted encumbrances (if any) as defined in the PSA, Assignor shall warrant and defend title against all claims and demands of all persons whomever claiming title to the Assigned Interests by, through or under Assignor, but not otherwise, and only to the extent set forth in the PSA. Assignee acknowledges that (i) it has had access to the Assets and the employees of Assignor and the opportunity to inspect the Assets, and (ii) in making its decision to enter into the PSA and consummate the transactions contemplated thereby, Assignee has relied solely on the basis of its own independent investigation of the Assets and upon the representations and warranties of Assignor set forth in the PSA and the special warranty of title made herein. Accordingly, Assignee acknowledges that Assignor has not made, AND ASSIGNOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED (ORALLY OR IN WRITING), IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE, OR OTHER RIGHT OF RECOURSE (EVEN AS TO RETURN OF THE PURCHASE PRICE)


                                                             Exhibit B-12 page 2

RELATING TO (A) THE CONDITION OF THE ASSETS (INCLUDING ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT DEFECTS OR REDHIBITORY VICES, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR ENVIRONMENTAL CONDITION), (B) ANY INFRINGEMENT BY ASSIGNOR OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (C) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO ASSIGNEE BY OR ON BEHALF OF ASSIGNOR (INCLUDING WITH RESPECT TO RESERVE MATTERS, SUCCESS OF WELLS (INCLUDING WELLS THAT ARE DRILLED AFTER THE
EFFECTIVE DATE), COMPLIANCE WITH LAWS, ENVIRONMENTAL CONDITIONS AND OTHER MATTERS); IT BEING AGREED BY ASSIGNEE THAT IT IS ACQUIRING THE ASSETS "AS-IS," "WHERE-IS", WITH ALL FAULTS.

         This Assignment is made in accordance with the PSA and all provisions of said PSA are incorporated herein by reference for all purposes as if copied in extenso. In the event of a conflict between the terms of this Assignment and the PSA, the terms of the PSA shall control.

         This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument by signing any such counterpart.

         This Assignment shall bind and inure to the benefit of and be binding upon Assignor and Assignee and their respective successors and assigns.



                                                             Exhibit B-12 page 3

         IN WITNESS WHEREOF, this Assignment is executed before the undersigned competent witnesses by the parties on the dates set forth in their respective acknowledgements hereinbelow, but shall be effective for all purposes on the 1st day of July 2002, at 7:00 a.m. Central Standard Time ("Effective Date").

                                               ASSIGNOR:

WITNESSES:                                     AMERICAN RESOURCES OFFSHORE, INC.
                                               GOM No. 1937

                                               By: _____________________________
_____________________________                  Name:____________________________
                                               Title:___________________________

_____________________________


                                               ASSIGNEE:

WITNESSES:                                     NEWFIELD EXPLORATION COMPANY
                                               GOM No. 1364

                                               By: _____________________________
_____________________________                         W. M. Blumenshine
                                                      Attorney in Fact

_____________________________









                                                             Exhibit B-12 page 4

STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned authority, on this day personally appeared __________________, known to me to be the person whose name is subscribed to the foregoing instrument as _______________ of AMERICAN RESOURCES OFFSHORE, INC., a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________




STATE OF TEXAS           ss.
                         ss.
COUNTY OF HARRIS         ss.

         BEFORE ME, the undersigned  authority,  on this day personally appeared
W. M. Blumenshine, known to me to be the person whose name is subscribed to the foregoing instrument as Attorney in Fact of NEWFIELD EXPLORATION COMPANY, a Delaware corporation, and acknowledged to me that he executed the same for and on behalf of said corporation, for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN under my hand and seal of office this ___ day of July, 2002.



                                              __________________________________
                                              Notary Public, State of Texas
                                              My Commission Expires:____________





                                                             Exhibit B-12 page 5

                                  Schedule 2.03

                   Attached to and made apart of that certain
                        Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"

                                   PRELIMINARY
                                CLOSING STATEMENT
                   AMERICAN RESOURCES OFFSHORE INC. / NEWFIELD


1.       AGREEMENT               Purchase and Sale Agreement dated June 28, 2002
         ---------               by and between American Resources Offshore Inc.
                                 as Seller and Newfield  Exploration  Company as
                                 Buyer (the "Agreement")

2.       ASSETS SOLD             All of Seller's  right,  title and  interest in
         -----------             and to Oil and Gas  Lease  dated  March 1, 1969
                                 pertaining  to OCS-G  1898 at  South  Timbalier
                                 Block 148 and other property (the "Interests") more particularly described in the Agreement.

3.       EFFECTIVE TIME          July 1, 2002 at 7:00 a.m. C.S.T.
         --------------


4.       PURCHASE PRICE          Section 2.01                   $   2,300,000.00
         --------------
         Section 2.03(a)(1)      Value of oil in storage at            (1)
                                 Effective Time...............  ----------------

                                                PLUS
         Section 2.03(a)(2)

                                 Post   Effective  Time  operating
                                 and  capital expenditures paid
                                 by Seller....................         (1)
                                                                ----------------
                                                PLUS
         Section 2.03(a)(3)      Post Effective Time Taxes paid
                                 by Seller....................         (1)
                                                                ----------------
                                                PLUS
         Section 2.03(a)(4)      Post Effective Time prepaid
                                 expenses paid by Seller......         (1)
                                                                ----------------
                                                LESS
         Section 2.03(b)(1)      The Deposit..................         -0-
                                                                ----------------

                                               LESS
         Section 2.03(b)(2)      Proceeds received by Seller
                                 from the sale of substances
                                 produced after the Effective
                                 Time.........................         (1)
                                                                ----------------

                                                            Schedule 2.03 page 1

                                                LESS
         Section 2.03(b)(3)      Proceeds received by Seller
                                 from the sale of Interests
                                 after the Effective Time.....         (1)
                                                                ----------------

                                                LESS
         Section 2.03(b)(4)      Value of uncured Title
                                 Defects .....................         -0-
                                                                ----------------
                                                LESS
         Section 2.03(b)(5)      Pre-Effective Time Taxes on
                                 production to be paid by
                                 Buyer .......................         -0-
                                                                ----------------

         Section 2.04            ADJUSTED PURCHASE PRICE        $2,300,000.00(2)
                                                                ----------------

(1)        Estimate  subject to confirmation on a post closing basis pursuant to
           Section 1.05
(2)        To Be Paid by Wire Transfer:

5.         The wiring instructions for American Resources Offshore Inc.:

              Bank:                             Bank One
              Transit Routing Number (ABA):     111000614
              Bank Account Number:              157-183-4629
              Bank Account Name:                American Resources Offshore Inc.

6.         DOCUMENTS TO BE SIGNED AND DELIVERED
           BY SELLER AND BUYER AT CLOSING

           7.02(a) Four Assignments of Record Title              1788,1800,1802,
                                                                 1803
                   Six Assignments of Operating Rights           1786,1804,1805
                                                                 1806,1807,1808
                   Two Assignments of Overriding
                   Royalty Interest                              1781, 1809

           7.02(f) Partial Release of Mortgages and Security
                   Interests

                   UCC Release

           Such other instruments as are reasonably necessary to effectuate the conveyance of the Properties to the Buyer


BUYER    SELLER

NEWFIELD EXPLORATION COMPANY                AMERICAN RESOURCES OFFSHORE INC.


By:   _______________________________       By:  _______________________________

Its:  _______________________________       Its:   _____________________________

U.S. Tax ID No.: ____________________       U.S. Tax ID No.: ___________________
363 N. Sam Houston Pkwy E., Suite 2020      801 Travis Street, Suite 2100
                                            Houston, TX 77060 Houston, TX 77002


                                                            Schedule 2.03 page 2

                                Schedule 3.01(e)

                   Attached to and made apart of that certain
                        Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"



                    Suits, Claims, Demands or Investigations
                    ----------------------------------------



                                      None





                                                       Schedule 3.01(e) - Page 1

                                Schedule 3.01(n)
                   Attached to and made apart of that certain
                        Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"


                        Outstanding AFE's and Commitments
                        ---------------------------------






                                      None







                                                       Schedule 3.01(n) - Page 1

                                Schedule 3.01(o)

                   Attached to and made apart of that certain
                        Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"


                                 Gas Imbalances
                                 --------------





                                      None

                               Schedule 5.06(b)(8)

                   Attached to and made apart of that certain
                        Purchase and Sale Agreement among
                 American Resources Offshore, Inc., as "Seller"
                                       and
                    Newfield Exploration Company, as "Buyer"


                              Title Matters Waived
                              --------------------





                                      None